As filed with the Securities and Exchange Commission on June __, 2000

                                                          1933 Act File No. 333-
                                                          1940 Act File No. 811-

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2
                        (Check appropriate box or boxes)

      |X|   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      |_|   Pre-Effective Amendment No._______
      |_|   Post-Effective Amendment No.______
            and
      |_|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      |_|   Amendment No._______

                      VCVillage.com Opportunity Fund, LLC
     Exact Name of Registrant as Specified in its Certificate of Formation

                         325 W. 38th Street, Suite 1504
                            New York, New York 10018
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (212) 736-2223
               Registrant's Telephone Number, including Area Code

                          Corporation Service Company
                                1013 Centre Road
                              Wilmington, DE 19805
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                              Lawrence P. Stadulis
                           Morgan, Lewis & Bockius LLP
                               1800 M Street, N.W.
                             Washington, D.C. 20036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

                                -----------------

      If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

      It is proposed that this filing will become effective (check appropriate box)

      |X|   when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=================================================================================================
                                         Proposed Maximum   Proposed Maximum
Title of Securities   Amount Being       Offering Price     Aggregate          Amount of
Being Registered      Registered         Per Unit           Offering Price(1)  Registration Fee
-------------------------------------------------------------------------------------------------
Shares, No Par Value  $100,000,000       $__.00             $ 100,000,000      $ 26,400
=================================================================================================

(1)   Estimated solely for the purpose of calculating the registration fee.

      The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET

                                     Part A

Items in Part A of Form N-2                                                     Location in Prospectus
---------------------------                                                     ----------------------
Item 1.      Outside Front Cover................................................Cover Page

Item 2.      Cover Pages; Other Offering Information............................Cover Page

Item 3.      Fee Table and Synopsis.............................................Fee Table; Prospectus Summary

Item 4.      Financial Highlights ..............................................Not Applicable

Item 5.      Plan of Distribution ..............................................Cover Page; Prospectus Summary; Plan of
                                                                                Distribution; How to Subscribe

Item 6.      Selling Shareholders...............................................Not Applicable

Item 7.      Use of Proceeds....................................................Prospectus Summary; Use of Proceeds

Item 8.      General Description of the Registrant..............................Prospectus Summary; Business of the Fund

Item 9.      Management.........................................................Prospectus Summary; Management of the Fund

Item 10.     Capital Stock, Long-Term Debt, and Other Securities ...............Prospectus Summary; Description of Limited
                                                                                Liability Company Interests

Item 11.     Defaults and Arrears on Senior Securities .........................Not Applicable

Item 12.     Legal Proceedings .................................................Legal Matters

Item 13.     Table of Contents of the Statement
             of Additional Information .........................................Not Applicable

                                     Part B

Items required by Part B of Form N-2                                            Location in Statement of
------------------------------------                                            Additional Information
                                                                                ------------------------
Item 14.     Cover Page ........................................................Not Applicable

Item 15.     Table of Contents .................................................Not Applicable

Item 16.     General Information and History ...................................Not Applicable

Item 17.     Investment Objectives and Policies ................................Prospectus Summary; Business of the Fund

Item 18.     Management ........................................................Prospectus Summary; Management of the Fund

Item 19.     Control Persons and Principal Holders of Securities ...............Management of the Fund

Item 20.     Investment Advisory and Other Services ............................Management of the Fund

Item 21.     Brokerage Allocation and Other Practices ..........................Management of the Fund

Item 22.     Tax Status ........................................................Tax Information

Item 23.     Financial Statements ..............................................Not Applicable

                           Part C - Other Information

Items 24-33 are answered in Part C of this Registration Statement

                      SUBJECT TO COMPLETION - June 28, 2000

      THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                  $100,000,000

                SHARES OF LIMITED LIABILITY COMPANY INTERESTS IN

                       VCVILLAGE.COM OPPORTUNITY FUND, LLC
                            MINIMUM SUBSCRIPTION: $50

VCVillage.com Opportunity Fund, LLC, or the Fund, is offering up to $100,000,000 in limited liability company interests. Investors will only be permitted to participate in voting and other matters regarding Fund governance to the extent expressly stated in the Fund's operating agreement. All other matters regarding Fund governance will be provided for in the Fund's operating agreement. We are a Delaware limited liability company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Fund will dissolve on December 31, 2008, subject to the right of the Fund's directors to extend the term for up to two additional two-year periods.

Our investment objectives are long-term capital appreciation from investments in emerging growth companies and preservation of capital through risk management and active involvement with such companies. We will not select our investments based on their ability to generate current income for distribution. VCVillage.com Advisors, Inc., or the Investment Manager, will be responsible for managing our investments. The Investment Manager is a wholly owned subsidiary of VCVillage.com Holdings, Inc.

VCVillage.com Securities, Inc., or the Broker-Dealer, is offering the shares in the Fund on a "best efforts" basis. There is no set termination date for the offering, no minimum amount of shares to be purchased before the Fund will begin operations and no shares will be placed in an escrow or trust account. The offering will remain open so long as shares of the Fund remain available, unless prior to such time the Investment Manager terminates the offering at its own discretion or the Fund dissolves. The Broker-Dealer is a wholly owned subsidiary of VCVillage.com Holdings, Inc. and has applied for membership with the National Association of Securities Dealers, Inc, or the NASD.

      You must purchase shares worth a minimum of $50 to participate in this offering. There is no public or secondary market for such shares, and we do not expect any to develop. As a result, you will not be able to withdraw your investment before the dissolution of the Fund. However, we expect to distribute certain of the proceeds upon the liquidation of our portfolio companies, and we may, from time to time, offer to repurchase some of the shares of the Fund. See "Distributions" and "Description of Limited Liability Company Interests - Share Repurchases."

For a variety of reasons, including our lack of prior operating history, the substantial risk associated with the portfolio companies in which we intend to invest, the illiquid nature of a substantial majority of our investments, the risks related to leverage, and the uncertainty associated with valuing our investments, an investment in the Fund involves a high degree of risk. You could lose some or all of your investment. See "Risks of the Fund."

Neither the Securities and Exchange Commission (SEC) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains concisely the information about the Fund that you ought to know before investing. You should retain this prospectus for future reference. Additional information about the Fund has been filed with the SEC, which is available upon oral or written request and without charge. The SEC maintains a website (http://www.sec.gov) that contains additional information about the Fund.

--------------------------------------------------------------------------------

                                                  Per  Share (1)    Total

Public offering price                             [        ]        $100,000,000
Sales load                                        $0                $0
Proceeds, before expenses, to the Fund (2)        [        ]        $100,000,000

(1) This column represents the initial price per share of the Fund. The price per share will vary depending on the net asset value, or NAV, of the Fund's investments, which will be determined weekly. Accordingly, the number of shares that you receive for a $50 investment will depend on the share price the week your investment is accepted.

(2) We will reimburse the Investment Manager and its affiliates for the organizational expenses they incur on our behalf, which we estimate to be
approximately $[      ]. We will reimburse the Broker-Dealer and its affiliates
for their marketing and distribution expenses, which we estimate to be [ ]% of the aggregate offering price, assuming the offering is fully subscribed. We will cap the above reimbursement of the Broker-Dealer at 10% of the aggregate offering price, in accordance with NASD regulations.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Fee Table......................................................................4
Prospectus Summary.............................................................5
Plan of Distribution..........................................................10
How to Subscribe..............................................................11
Use of Proceeds...............................................................11
Business of the Fund..........................................................12
Investment Objectives.........................................................12
Portfolio Strategy and Policies...............................................13
Venture Capital Operations....................................................17
Risk Factors..................................................................18
Forward Looking Statements....................................................27
Allocation of Profits and Losses..............................................28
Distributions.................................................................29
Portfolio Valuation...........................................................29
Management of the Fund........................................................30

The Fund Directors............................................................31
The Investment Manager........................................................32
Compensation of the Investment Manager, Its Affiliates,
     and the Independent Directors............................................33
Conflicts of Interest.........................................................36
Description of Limited Liability Company Interests............................37
The Operating Agreement.......................................................40
Tax Information...............................................................42
ERISA Considerations..........................................................49
Investment Company Act Regulation.............................................51
Reports, Accounting, and Audit................................................53
Selling Materials.............................................................53
Legal Matters.................................................................54
Accounting Matters............................................................54
Additional Information........................................................54

THIS PROSPECTUS WILL BE AVAILABLE AT HTTP://WWW.VCVILLAGE.COM/PROSPECTUS AND IS ALSO AVAILABLE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. THE INFORMATION ON THE WEBSITE OF THE PARENT COMPANY OF THE INVESTMENT MANAGER AND THE BROKER-DEALER, HTTP://WWW.VCVILLAGE.COM, IS NOT A PART OF THIS PROSPECTUS.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR IN THE AUTHORIZED SELLING MATERIALS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT COVER OF THIS PROSPECTUS. WE WILL FURNISH YOU WITH ALL REPORTS REQUIRED BY APPLICABLE LAW.

      The use of forecasts in this offering is prohibited. We are not permitted to make any representations to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence that may flow from an investment in the Fund.

                                    FEE TABLE

Shareholder Transaction Expenses

      Sales Load ........................................... None
      Reimbursement of Organizational Expenses ............. Actual expenses as incurred
      Reimbursement of Distribution Expenses ............... Actual expenses as incurred
      Dividend Reinvestment and Cash Purchase Plan Fees .... None

Annual Expenses (as a percentage of NAV, and assuming the offering is fully subscribed)

      Management Fees (1) .................................. 2.5%
      Other Expenses (2) ................................... [     ]%
      Total Annual Expenses ................................ [     ]%

(1) The above chart and the example below do not include the monthly incentive fee payable to the Investment Manager which is equal to 20% of the Fund's capital gains, net of cumulative realized and unrealized losses. For more detailed information, see "Compensation of the Investment Manager, Its Affiliates and the Independent Directors."

(2) "Other Expenses" includes the reimbursement of the Investment Manager for operating expenses, as well as professional fees and other expenses that the Fund will incur directly. The figure is based on estimated amounts for the current fiscal year. "Other Expenses" expressed as a percentage will be higher with lower proceeds of this offering.

--------------------------------------------------------------------------------

EXAMPLE OF COSTS AND EXPENSES CALCULATION

                                           1          3          5        10
                                         YEAR       YEARS      YEARS     YEARS
You would pay the
following expenses on a
$1,000 investment, assuming
a five percent annual return ......... $[     ]   $[     ]   $[     ]   $[     ]

      The chart and the example each assume no leverage. In the event that the Fund engages in borrowing, the Fund will incur the expense of interest payments. The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

      The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fund's actual rate of return may be greater or less than the hypothetical 5% return used above. The 5% return is merely a hypothetical return required by law to demonstrate the costs and expenses of an investment, and does not reflect our expectation of the actual return that you may or may not realize from an investment in the Fund.

                               PROSPECTUS SUMMARY

      This summary highlights information contained elsewhere in this prospectus, including the Operating Agreement of the Fund, which is attached as Exhibit A. This summary is not complete and is not intended to contain all the information that you should consider before investing in the Fund. You should read this entire prospectus and the Operating Agreement carefully before purchasing shares in the Fund.

      THE OFFERING. We are offering shares of limited liability company interests in an aggregate amount of up to $100,000,000. We will adjust the price of the shares on a weekly basis based on the net asset value of our investments. We will admit new investors to the Fund on a weekly basis after that week's determination of net asset value and the subsequent adjustment to share price.
The initial price per share is $[    ].

      The minimum purchase price for any investor is $50, payable by debit card upon subscription. We intend to apply to the SEC for exemptive relief to allow investors to pay by credit card. The Broker-Dealer will sell the shares in the Fund on a "best efforts" basis and you will not pay any sales load. The Broker-Dealer will only sell shares to you if you confirm that you have reviewed the suitability considerations contained in this prospectus and acknowledge that you meet or exceed the suggested suitability standards. See "Plan of Distribution."

      No money has been invested in the Fund to date and there is no minimum amount of shares to be purchased before the Fund will begin operations. However, the Investment Manager has indicated that it intends to invest $100,000 in the Fund as part of the offering, and we expect to use such funds to make our first investment. We expect that the offering will be fully subscribed within two years of the date of this prospectus. The offering will remain open so long as shares of the Fund remain available, unless prior to such time the Investment Manager terminates the offering at its own discretion or the Fund dissolves. If the Fund cannot raise the $100,000,000 contemplated by this offering, the Fund may have less diversification than the Investment Manager anticipates.

            THE FUND. We are a newly organized entity established to provide investors with the opportunity to participate in venture capital investments that are generally only available to "accredited investors" and require substantially larger financial commitments. We will provide you with professional management and administration that you may not otherwise have access to if you invest directly. We have not yet made any investments in portfolio companies, but expect to make our first investment soon after commencement of the offering. During the course of this offering, we will post a listing of all our portfolio companies on the website of the parent company of the Investment Manager and the Broker-Dealer at http://www.vcvillage.com as we commit capital to such companies. For each portfolio company, the website will disclose;

      o     its name and address

      o     the nature of its business

      o the title, class, percentage of class and value of the securities held by the Fund,

      o the amount and general terms of all loads to the portfolio companies, and

      o     the relationship of the portfolio company to the Fund.

      We were formed as a Delaware limited liability company on June 13, 2000, and as such we are governed by an Operating Agreement that defines many of your rights and responsibilities as an investor in the Fund. We have elected to be regulated as a business development company, and as such we will operate as a closed-end, non-diversified company in accordance with the Investment Company Act. The Directors have elected to treat the Fund as a partnership for tax purposes and do not intend to elect otherwise. We will not seek a ruling from the Internal Revenue Service concerning our tax status.

      THE DIRECTORS. The Operating Agreement provides that the Directors will manage the administrative affairs of the Fund. We will initially have five Directors, consisting of three Independent Directors (i.e., not "interested persons" of the Fund or its affiliates as that term is defined in the Investment Company Act) and two Affiliated Directors (i.e., persons affiliated with the Investment Manager). The Directors have given the Investment Manager the authority, subject to the supervision of the Directors, to manage the investments for the Fund, as well as to manage the day-to-day operations of the Fund. See "The Fund Directors".

      THE INVESTMENT MANAGER. The Investment Manager will implement our investment objectives and will set our strategic and operational directive. In particular, the Investment Manager will identify, structure and negotiate investments for the Fund, as well as monitor and assist our portfolio companies. There can be no assurance that the investments it selects will be successful. The Investment Manager will also manage our day-to-day operations, including our accounting, finance, record-keeping and regulatory compliance. See "The Investment Manager".

      INVESTMENT OBJECTIVES. Our investment objectives are long-term capital appreciation from venture capital investments in emerging growth companies and preservation of capital through risk management and active involvement with such companies. Venture capital investments are typically long-term investments in companies with high growth potential whose shares are not publicly-traded. We intend to invest in private companies in various stages of development. We expect our venture capital investments primarily to take the form of common stock, preferred stock, or debt securities convertible into common stock or warrants or options exercisable for preferred or common stock.

            We will seek to provide returns to you through long-term appreciation in the value of our portfolio companies. We will not select our investments based on their ability to generate current income for distribution. There is no assurance that we can achieve our investment objectives or that the performance of companies in which we make investments will be as anticipated. See "Business of the Fund".

      INVESTMENT STRATEGY. As a key element of our investment strategy, we intend to invest in consumer-oriented pre-IPO companies. Such companies need to raise capital to fund their marketing and other operational costs. We believe that such companies will view the Fund as an attractive source of capital, because the community of investors in the Fund can serve as a pool of potential customers for such companies. As investors, you will have an economic interest in helping our portfolio companies succeed. The more our investors become customers, the more attractive the Fund will become to other consumer-oriented pre-IPO companies. There can be no assurance, however, that the Fund will attract a critical mass of investors, that start-up companies will view the Fund as an attractive source of capital or that our investors will have any impact on the ultimate success of any of our portfolio companies.

      After investing in portfolio companies, we will seek to enhance their value by offering to provide significant managerial assistance. Such assistance may include help in preparing for future rounds of private or public financing, recruiting management, refining business strategies, assisting with general business operations and making introductions to venture firms, investment banks and other potential sources of capital.

      We do not have any current plans to issue senior interests or debt securities or to use significant leverage. However, in order to maximize the internal rate of return of the Fund, we may elect to increase its leverage, including by use of a line of credit secured by the assets of the Fund. In any case, debt incurred by the Fund will not exceed 50% of net asset value, unless otherwise permitted under the Investment Company Act. See "Risk Factors -- Debt Incurred by the Fund Could Affect Distributions and Exaggerate Decreases in Net Asset Value."

      COMPENSATION OF THE INVESTMENT MANAGER AND THE BROKER-DEALER. We will pay the Investment Manager an annual management fee equal to 2.5% of the Fund's average net assets, payable in monthly installments. The Investment Manager may waive all or a portion of the management fee. In addition, we will pay the Investment Manager an incentive fee as described in detail below. We will also reimburse the Investment Manager for organization expenses incurred in setting up the Fund and for ongoing operational costs incurred by it on our behalf. The Investment Manager expects such annual operational costs (excluding the above management fee) to be approximately [ ]% of the total capital being sought by the Fund in this offering. Actual operational costs in any particular year may exceed this estimate. The terms of the Investment Manager's compensation are set forth in detail in the Operating Agreement.

      At the end of each month, 20% of the Fund's realized capital gains, net of realized and unrealized cumulative losses, will be paid to the Investment Manager as an incentive fee. The amount of the fee will be charged to the capital accounts of the investors.

      The incentive fee, referred to as a "carried interest," is a typical incentive compensation used in the venture capital industry and provides an economic incentive for venture capital fund managers to select investments with the potential to achieve the greatest increase in value over time. However, the incentive fee may also encourage the Investment Manager to make investments that are subject to greater risk. The Investment Manager may waive or defer all or any portion of the incentive fee.

      The Broker-Dealer will not receive any commission for selling shares in the Fund. However, we will reimburse the Broker-Dealer and its affiliates for actual costs incurred in the marketing and distribution of the Fund's shares, subject to certain legal limits. See "Compensation of the Investment Manager, Its Affiliates and the Independent Directors".

      ALLOCATION OF PROFITS AND LOSSES. We will allocate the net profits and net losses of the Fund to our investors in accordance with their capital accounts. See "Allocations of Profits and Losses".

      DISTRIBUTIONS. The primary source for cash distributions will be proceeds from the liquidation of venture capital investments. The Investment Manager, in its sole discretion, will determine whether to reinvest such proceeds or to distribute them, and will determine the amount and timing of any distribution. In any case, it is unlikely that we will make any significant cash distributions in the first three years of the Fund's operation. We will use gross income from short-term investments to offset operating expenses.

      We will make distributions in accordance with the capital accounts of the investors, giving effect to the incentive fee described above. We may seek an exemptive order from the SEC that would allow us to distribute securities in-kind and deem as realized gains or losses on such securities distributed to our investors. See "Distributions".

      SUITABILITY CONSIDERATIONS. An investment in the Fund may be appropriate if you want to place a small portion of your investment portfolio in an aggressive growth fund to diversify your holdings. Professionally managed venture capital funds that have invested in emerging companies entail significant risks. Significant restrictions constrain your ability to transfer shares, and therefore an investment in the Fund is only appropriate for you if you have no need for liquidity of your investment for a number of years. You should not invest more than 5% of your net worth (exclusive of home, furnishings, and automobiles and any liabilities secured by those assets) in the Fund.

      TAX CONSIDERATIONS. The "Tax Information" section in this prospectus applies mainly to individuals and not to trusts, pension and profit-sharing plans, or corporations. Because actual tax consequences will depend on your unique circumstances, we advise you to seek independent tax and financial counsel in evaluating the individual merits and suitability of this investment.

      RISK FACTORS; CONFLICTS OF INTEREST. Purchasing shares of the Fund carries significant risk of losing some or all of your investment. Prior to investing in the Fund, you should consider the risk factors described on pages 18 to 27 of this prospectus and the impact of events that could adversely affect our business, many of which may be events beyond our control or the control of the Investment Manager. In addition, pages 36 to 37 of this prospectus set forth some of the potential conflicts of interest that arise based on the structure of the Fund.

      ADDITIONAL INFORMATION. Our executive offices are located at 325 W. 38th Street, Suite 1504, New York, NY 10018. The Fund is required to file annual and quarterly reports with the SEC. This prospectus and all other information filed with the SEC can be found at HTTP://WWW.VCVILLAGE.COM/PROSPECTUS. The information contained on the website of the parent company of the Investment Manager and the Broker-Dealer, HTTP://WWW.VCVILLAGE.COM, is not part of this prospectus.

                              PLAN OF DISTRIBUTION

      VCVillage.com Securities, Inc., or the Broker-Dealer, is distributing up to $100,000,000 worth of shares of the Fund on a best efforts basis through its website at HTTP://WWW.VCVILLAGE.COM/SECURITIES. You may only purchase such shares through the Broker-Dealer's website. The Broker-Dealer will sell shares to those of you who represent that you meet the suitability standards set forth under "Suitability Considerations." The Broker-Dealer has filed an application with the NASD to become a registered member of the NASD. The Broker-Dealer will not offer shares or solicit offers to purchase shares until such time as it is registered as a member of the NASD.

      The initial price per share is $[      ]. The price per share will vary
depending on the net asset value, or NAV, of the Fund, so that the price per share will be equal to the per share NAV of the Fund. See "Portfolio Valuation". We will admit new investors to the Fund on a weekly basis after that week's determination of net asset value and the subsequent adjustment of share price. The Broker-Dealer may determine to subsidize the first [ ] investors in the Fund by contributing a portion of the share price to the Fund for the account of such investors. Any subsidies will not be reimbursed to the Broker-Dealer by the Fund. In addition, the Broker-Dealer may provide one-time referral bonuses to investors in the Fund.

      You may pay for your shares by debit card upon subscription. We intend to apply with the SEC for exemptive relief to allow future investments to be made by credit card. We may reject a subscription for any reason, in whole or in part, at any time. We may not necessarily accept subscriptions in the order we receive them. We reserve the right to reduce any subscription and to allocate subscriptions received in the event that this offering is oversubscribed. Shares will be paid for, and you will be admitted to the Fund on a weekly basis, after your subscriptions are accepted. The risks associated with the purchase of shares by credit card are set forth in the "Risk Factors" section.

      We have agreed to indemnify the Broker-Dealer or contribute to its losses arising out of certain liabilities, including liabilities under the Securities Act of 1933.

      Personnel performing functions for the Broker-Dealer will receive salaries in connection with their distribution activities. The Investment Manager will receive an investment management fee and an incentive fee in connection with its management of the assets of the Fund. Certain Broker-Dealer personnel will overlap with Investment Manager personnel in their performance of services to the Fund.

      The Broker-Dealer and the Investment Manager are both wholly owned subsidiaries of VCVillage.com Holdings, Inc. This relationship may lead to certain conflicts of interest that are described below under "Conflicts of Interests". The address of the Broker-Dealer is 325 W. 38th Street, Suite 1504, New York, NY 10018.

                                HOW TO SUBSCRIBE

      In order to invest, you will need to complete, execute, and submit to the Broker-Dealer, the Subscription Agreement located on the Fund's website and authorize payment for the shares you intend to purchase. As of now, payments may only be made by debit card. We intend to allow you to purchase shares by credit card in the future, and we may introduce other payment mechanisms over time. All payments will be deposited directly into the Fund's custodial account immediately upon acceptance of a subscription.

      The minimum amount you may invest in the Fund is $50. The number of shares that you will receive for a $50 investment will depend on the share price at the time we accept your subscription. At any time during the course of this offering you may subscribe for additional shares by executing a new on-line Subscription Agreement. The price per share will vary depending on the NAV of the Fund's investments, which will be determined once a week. YOU SHOULD NOTE THAT THE PRICE PER SHARE WILL LIKELY BE DIFFERENT AT THE TIME OF EACH SUBSEQUENT INVESTMENT YOU MAKE IN THE FUND.

            We will keep confidential all the information you provide to us and will disclose it only to the Investment Manager and its affiliates, consultants, or service providers, except as required by appropriate governmental, administrative, or regulatory authorities, or except if you otherwise consent.

                                 USE OF PROCEEDS

      We will apply the proceeds of this offering (up to $100,000,000) to make investments in portfolio companies as well as to pay any fees or reimbursements due to the Broker-Dealer and the Investment Manager. See "Compensation of the Investment Manager, Its Affiliates, and the Independent Directors".

      Pending our investment of funds in portfolio companies, we will invest the proceeds of this offering in interest-bearing bank accounts, money market mutual funds, Treasury securities and/or certificates of deposit with maturities of less than one year. We may also invest such proceeds in commercial paper (rated or unrated) and other short-term securities. Cash, cash items, securities issued or guaranteed by the United States Treasury or United States government agencies and high quality debt securities with maturities of less than one year at the time of investment will qualify for determining whether the Fund has 70% of its total assets invested in the types of assets specified in Section 55 of the Investment Company Act.

      In accordance with the Investment Company Act, we intend to invest at least 50% of the money invested in the Fund within the earlier of:

      o     two years after termination or completion of sales and
      o     two-and-one-half years of the commencement of this offering.

It may take a long time for the Investment Manager to find investments, as it intends to undertake a rigorous effort to select the best possible portfolio companies for investment. Depending on opportunities for investment, we may invest a significant portion of our capital in the temporary investments set forth above during such period.

                              BUSINESS OF THE FUND

      The Fund is a Delaware limited liability company that was established on June 13, 2000. The Fund is a non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act. A business development company is an investment company organized under the laws of, and having its principal place of business in, the United States that is operated for the purpose of making investments primarily to foster smaller, developing businesses. The Investment Company Act requires business development companies to make available significant managerial assistance to the businesses in which they invest.

      In the past twenty years, the business of providing capital to emerging companies has grown to a multi-billion dollar industry that serves as one of the country's primary sources of new economic growth. Venture capital funds seek to provide a high investment rate of return while at the same time mitigating the high risks of loss inherent in investing in unproven companies by investing in a balanced portfolio of such companies. Historical industry performance is not an indication of future industry performance or Fund performance.

      Our investment adviser is VCVillage.com Advisors, Inc., or the Investment Manager. The Investment Manager will identify, structure and negotiate our investments, as well as monitor and offer to assist our portfolio companies. The Investment Manager intends to utilize many of the risk management and investment strategies common to the venture capital industry. The Investment Manager will also manage our day-to-day operations, including our accounting, finance, recordkeeping and regulatory compliance efforts.

      There is no public or secondary market for the Fund's shares, and we do not expect any to develop. An affiliate of the Broker-Dealer will act as transfer agent for the Fund shares, but will not engage in any market-making or secondary market purchases or sales of such shares. The Fund will dissolve on December 31, 2008, subject to the right of the Directors to extend the term for up to two additional two-year periods.

INVESTMENT OBJECTIVES

      CAPITAL APPRECIATION. Our first investment objective is long-term capital appreciation from venture capital investments in pre-IPO companies. We will invest in companies that we believe have high growth potential over the long term. We will not consider the generation of current income for distribution as a factor when selecting investments.

      CAPITAL PRESERVATION. Our second investment objective is preservation of investor capital through risk management and active involvement with our portfolio companies. We will seek to manage risk in several ways, including:

      o investing in a number of companies serving different markets and at different stages of maturity,
      o limiting our investments in seed-stage companies (i.e., companies seeking their first round of financing), and
      o co-investing in portfolio companies with professional venture capital investors.

We believe that active involvement with our portfolio companies can help achieve our second investment objective. The ability and necessity to provide assistance to portfolio companies is a major differentiating factor between mutual funds investing passively in securities of publicly-traded companies and venture capital firms.

      The investment objectives of capital appreciation and capital preservation are fundamental to the Fund, and may not be changed without a vote of the holders of a majority of the interests in the Fund.

      WE MAY NOT SUCCEED IN ACHIEVING EITHER OF OUR PRINCIPAL INVESTMENT OBJECTIVES. Any single venture capital investment is risky. Many will not provide any gain, and some will be complete losses. Our goal is that the gains on our successful investments will offset the losses on the others and provide you with a satisfactory overall return.

PORTFOLIO STRATEGY AND POLICIES

      To meet our investment objectives, the Investment Manager must:

      o identify and invest in prospective portfolio companies with the potential for significant appreciation, and
      o minimize portfolio losses by careful selection of portfolio companies, risk management, and active participation with the portfolio companies.

      PORTFOLIO COMPANIES. We will seek to take equity positions in consumer oriented pre-IPO emerging growth companies that the Investment Manager believes have outstanding growth and profit potential. We may also invest in established publicly-held or privately-held companies that the Investment Manager believes constitute special situations offering opportunities for capital appreciation. The Investment Company Act limits the proportion of our assets represented by publicly-traded securities.

      INDUSTRY FOCUS. As a key element of our investment strategy, we intend to concentrate our investments in consumer-oriented companies. Such companies often raise capital for the purpose of funding their marketing and other operational costs. We believe that such companies will view the Fund as an attractive source of capital, because the community of investors in the Fund can serve as a pool of potential customers for such consumer-oriented companies. For instance, assuming that the offering is fully subscribed and the average investor subscribes for $100 worth of shares, the Fund will have a community of 1,000,000 investors.

Not only will these investors have an economic incentive to help our portfolio companies succeed, but also the Fund and the Investment Manager may enter into arrangements with our portfolio companies to further encourage such investors to become customers. We cannot assure you, however, that the offering will be fully subscribed, that start-up companies will view the Fund as an attractive source of capital, or that investors will have any impact on the ultimate success of any portfolio company.

      In particular, we expect many of our venture capital investments will be in consumer-oriented companies in the Internet, e-commerce, telecommunications, software and information services industries. We believe that these sectors offer outstanding growth opportunities and many new markets in which emerging companies can thrive. Companies in these industries compete to meet the growing demand for technologically advanced applications and services, and may value the Fund's investors as potential customers.

      STRUCTURE OF INVESTMENTS. We will seek to structure our typical venture capital investments as negotiated, private transactions directly with the issuer, or as a part of larger private transactions led by co-investors. We will primarily seek to acquire common stock and securities convertible into common stock, but may also acquire a combination of equity and debt securities and warrants, options, and other rights to acquire such securities, or limited partnership or joint venture interests. Finally, we may also make loans to our portfolio companies to address temporary cash flow problems and may provide guarantees to creditors of such companies. We will seek to make most of our venture capital investments in private companies or restricted securities of publicly-traded companies, and therefore we will tend to hold illiquid securities subject to resale restrictions.

      SIZE OF INVESTMENTS. The amount of funds we commit to a portfolio company and the ownership percentage we receive will vary depending on the maturity of the company, the quality and completeness of its management team, the perceived business opportunity, the capital it requires, and the potential return. To ensure that we have the freedom to select investments in companies that meet our investment objectives, we have no formal limits on the amount of capital that we may invest in any individual portfolio company. However, assuming the offering is fully subscribed, we do not anticipate committing more than 5% of the Fund's assets, based on the cost of its investments, to any single portfolio company.

      INVESTMENT PERIOD. We intend to invest the proceeds of the offering (including money invested by the Investment Manager as part of the offering) as rapidly as is consistent with our investment objectives. If we are not able to invest at least 50% of the Fund's total assets in certain securities by the earlier of:

      o     two years after termination or completion of sales and
      o     two-and-one-half years after the commencement of this offering,

we may make a distribution of capital to you so that least 50% of the Fund's remaining assets are invested or committed for investment, or we may seek to obtain your approval for a change in our business purpose, if required to do so by the SEC. We expect that it may take up to three years or longer from the termination of the offering for us to complete the investment of the

Fund's initial capital (other than reserves maintained for follow-up investments or operating expenses).

      FOLLOW-ON INVESTMENTS. After making our initial investments, we will often provide additional or "follow-on" financings for our portfolio companies. We may provide follow-on investments for a number of reasons, including providing additional capital to a portfolio company to implement the company's business plan, to develop a new line of business, or to recover from unexpected business problems. Follow-on investments may increase our ownership position in a successful or promising portfolio company.

      INDEBTEDNESS. Although we do not currently contemplate it, in the future we may use leverage (i.e., borrowed funds or senior securities) for any Fund purpose, including making follow-on investments. Such borrowing would normally occur in the later years of Fund operations when our portfolio may have significant value but no liquidity. We may also borrow funds during the offering period to allow us to participate in investment opportunities in anticipation of additional capital contributions. Otherwise, we will only incur debt as a temporary measure for extraordinary or emergency purposes. Unless otherwise permitted by the Investment Company Act, the amount of borrowing may not exceed 50% of net asset value to the Fund.

      RESERVE MANAGEMENT. We intend to retain significant reserves for a number of years in order to have sufficient funds for equity-oriented follow-on investments in portfolio companies and to pay Fund operating expenses. In order to enhance the rate of return on these reserves and increase the amounts ultimately available, we will engage in a reserve management strategy that may include making secured loans to our portfolio companies, potential portfolio companies, or other entities. We expect to invest some portion of these reserves either in publicly-traded securities or in mutual funds, subject to applicable legal limits.

      PORTFOLIO MANAGEMENT. We regard a balanced portfolio as an essential part of our strategy of risk management and capital preservation. The Investment Manager expects to balance the Fund's portfolio in the following ways:

      o INDUSTRY. While we anticipate concentrating our investments in certain industries, the Investment Manager will consider an investment in any company in any industry that presents a good investment opportunity. Our ability to invest in a wide range of industries will reduce the potential impact of adverse developments in a particular industry.

      o COMPANY. Assuming the offering is fully subscribed, the Investment Manager expects that we will invest in at least 75 portfolio companies. In that case, the Investment Manager does not expect that the failure of any single portfolio company will materially affect the success of the Fund. However, the actual number of portfolio companies, and the size of such investments, will depend on the amount of funds available.

      o MATURITY OF PORTFOLIO COMPANIES. We will seek a range of maturities for our portfolio companies. More mature companies often represent less risk, as they have already survived many of the hazards of growth. However, such companies' equity typically costs more than that of earlier-stage companies that have greater risk but higher appreciation potential.

Actual portfolio composition will depend on market conditions and funding opportunities beyond the Investment Manager's control. Consequently, we cannot assure that these portfolio management objectives will be met.

      CO-INVESTMENT. We expect that we will make most of our investments in conjunction with other venture capital funds, including venture capital funds that are affiliates of, or entities that have significant ownership interests in, the Investment Manager. Later-stage start-up companies often require levels of funding in excess of what the Fund could prudently provide on its own. In early-stage investments, co-investment allows for a larger aggregate investment, the sharing of necessary follow-on investment requirements, and joint involvement by venture capital firms in building a company. The Fund, along with its co-investors, will typically have a substantial, and maybe even controlling, interest in its portfolio companies. By making co-investments, the Fund not only expands the financial and managerial resources available to its portfolio companies, but also increases its network of venture investors that may come to the Fund with future investment opportunities. We intend to request exemptive relief from the SEC to allow co-investments with our affiliates.

      PORTFOLIO TURNOVER; CHANGE OF POLICY. We expect a low rate of portfolio turnover among our venture capital investments. However, the short-term nature of the money market securities, publicly-traded securities, mutual funds and other temporary securities in which we will invest will result in higher portfolio turnover in that segment of the portfolio. We will not purchase any securities on margin (except for use of short-term credit necessary for the clearance of transactions), make short sales of securities (unless assets are sufficiently segregated or the Fund otherwise owns the securities), or purchase or sell commodities or commodity contracts (other than financial futures contracts), except as permitted by the Investment Company Act or any order issued by the SEC thereunder. Our election to be treated as a business development company will limit our choice of investments. We may only elect to withdraw our status as a business development company with the authorization of a majority in interest of the Fund's investors.

VENTURE CAPITAL OPERATIONS

      Our venture capital operations will consist of the following basic activities:

      o INVESTMENT DEVELOPMENT. The Investment Manager will receive investment proposals from many sources, including unsolicited proposals from the public, postings on the Fund's or its affiliates' websites, personal contacts of the Investment Manager, and referrals from banks, lawyers, accountants, and other members of the financial community. However, we expect other professional venture capital firms, including those that have ownership interests in the Investment Manager, to serve as the primary source of proposals.

      o INVESTMENT RESEARCH. Prior to committing funds to an investment opportunity, the Investment Manager will conduct research to assess the prospects and risks of the potential investment. The officers of the Investment Manager, with the help of its co-investors, will evaluate the products, markets, industry trends, financial requirements, competition, and the entrepreneurial group associated with a prospective investment. Where appropriate, the Investment Manager may hire, on behalf of the Fund, outside consultants to provide expertise in specialized areas.

      o INVESTMENT STRUCTURING. We expect to make our venture capital investments along with co-investors through private transactions negotiated directly with the subject company. The Investment Manager will represent the Fund in the negotiations, and will seek to structure the terms of the investment so as to maximize the Fund's opportunity for long-term capital appreciation. Where appropriate and in compliance with applicable law, the Fund, the Investment Manager, or any co-investors may receive structuring fees, transaction fees, breakup fees, workout fees, or other similar fees for providing services to potential portfolio companies.

      o INVESTMENT MANAGEMENT. Representatives of the Investment Manager and/or representatives of the Fund's co-investors will seek to serve as members of the boards of directors of portfolio companies. This board representation, as well as our close working relationships with the management teams of our portfolio companies, should enable us to provide assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements, and disposition strategy. The close tracking of internal financial statements and progress reports, as well as an active working relationship with management teams, form the essential ingredients of effective monitoring and risk control. We will not completely rely on our co-investors to provide managerial assistance to our portfolio companies. We do not expect to receive significant fees or compensation directly or indirectly from our portfolio companies.

      o INVESTMENT LIQUIDATION AND EXIT. We intend to sell our venture capital investments in order to realize capital gains within the limited duration of the Fund. We expect to liquidate our investments through a variety of transactions, including mergers, acquisitions of our portfolio companies by third parties, sales in registered underwritten offerings, sales in the public market pursuant to exemptions from registration, and negotiated private sales to our portfolio companies, other investors in such companies, or other venture capital investors.

      The Operating Agreement provides that we may make distributions, at the election of the Investment Manager, in cash or securities. We may seek an exemptive order under Section 206A of the Investment Advisers Act that will permit us to distribute any in-kind portfolio securities traded on any nationally recognized exchange or market that are no longer considered venture capital investments. We will value such in-kind securities distributed at the average of their closing bid and asked prices on the relevant exchange or market during the five trading days immediately preceding the distribution. You may sell any in-kind securities distributed subject to the extent of liquidity available on such exchange or market.

      The Investment Manager anticipates that the Fund may enter into arrangements to facilitate the eventual sale of securities distributed in-kind at reduced transaction costs. However, you may prefer to receive cash distributions that represent the proceeds of a sale of a block of securities by the Fund. If you receive distributions in-kind, you may be able to affect both the amount and timing of the recognition of any gain or loss on the security for income tax purposes. For each distribution that we could make partly or wholly in-kind, the Investment Manager will weigh our ability to liquidate stock efficiently against your opportunity to control the timing and amount of any gain or loss on the securities. For distributions made partly in cash and partly in-kind, we will allocate net profit and net losses in an amount and manner sufficient to equalize capital accounts per share pursuant to the Operating Agreement.

                                  RISK FACTORS

      You should carefully consider the following risk factors in addition to the other information set forth in this prospectus before purchasing any shares. Investing in the Fund involves a high degree of risk, and you should consult with your financial, tax or legal advisors before making an investment. We have classified the various risks factors below into "venture capital risks" (i.e., risks inherent in equity investments in emerging growth companies), "risks of the Fund" (i.e., risks that arise from the proposed structure of the Fund and the nature of its investments) and "credit card risks".

VENTURE CAPITAL RISKS

      VENTURE CAPITAL INVESTMENTS ARE SPECULATIVE IN NATURE AND YOU COULD LOSE ALL OR SOME OF THE AMOUNT YOU INVEST.

      Each venture capital investment involves several business and financial risks that may result in substantial losses. These include risks associated with investing in:

      o companies in an early-stage of development with little or no operating history,
      o companies operating at a loss or with substantial variations in operating results from period to period, and
      o companies that need substantial additional capital to support expansion or to achieve or maintain a competitive position.

In addition, we expect to make significant equity investments in companies in rapidly changing high-technology fields that face special risks of product obsolescence and intense competition from other companies.

      EARLY STAGE COMPANIES MAY NOT BE ABLE TO SUCCESSFULLY DEVELOP THEIR PRODUCTS OR SERVICES

      Early-stage companies are often unable to commercialize their technology or product concepts with the resources that they have available. Even later-stage companies that have developed products need to continue to create new products and improve existing ones in order to succeed. Our portfolio companies may not succeed in their development efforts, and, even if successful, may not complete their development within the budget or time period originally estimated. Such companies may require additional investments by the Fund or other sources in order to complete such development, and there is no assurance that such investments will be available.

      VENTURE CAPITAL INVESTMENTS TEND TO BE IN COMPANIES THAT ARE IN COMPETITIVE AND CHANGING MARKETS

      The markets for new products and services tend to be highly competitive and rapidly changing. Nearly all of our portfolio companies will face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and service capabilities, and a larger number of qualified managerial and technical personnel. Commercial success often depends on marketing and support resources. The marketing efforts of any of our portfolio companies may not succeed and such companies may not be able to sell their products or services at a profitable price and volume. The products or services of a particular portfolio company may become obsolete or require significantly more capital to obtain or maintain an adequate market share in order to succeed.

      THE SUCCESS OF OUR PORTFOLIO COMPANIES WILL DEPEND ON THE TALENTS AND EFFORTS OF THEIR MANAGEMENT AND PERSONNEL

      The success of our portfolio companies depends in great part upon the abilities of their management, as the day-to-day operations of each such company will be in the hands of its own management team. The success of any venture also depends upon the availability of qualified employees. High turnover of personnel has become endemic in many rapidly growing industries and could severely disrupt a company's implementation of its business plan. Our portfolio companies may not succeed in attracting and retaining qualified personnel. In addition, a company's personnel, particularly its founders, may have difficulty accepting and making the transitions that occur as a company matures. As our portfolio companies have yet to be identified, you must rely upon the Investment Manager to select companies that have, or can obtain, the necessary management and personnel.

      OUR PORTFOLIO COMPANIES WILL LIKELY REQUIRE ADDITIONAL CAPITAL AND EXPECT FOLLOW-ON INVESTMENTS FROM THE FUND

      Most of our portfolio companies will require additional equity financing to satisfy their working capital requirements. The amount of additional equity financing will depend upon the maturity and objectives of each particular company. If the funds available are not sufficient, a company may have to raise additional capital at a price unfavorable to its existing investors, including the Fund. The availability of capital depends on capital market conditions that are beyond the control of the Investment Manager or any portfolio company, and our portfolio companies may not be able to predict accurately their future capital requirements. We expect our portfolio companies to call upon the Fund to provide additional capital. If the Fund is unwilling or unable to make a follow-on equity investment, it may have a negative impact on a portfolio company in need of such investment.

      VENTURE CAPITAL INVESTMENTS TYPICALLY ARE ILLIQUID

      Substantial portions of the returns of venture capital funds are realized through the initial public offerings of their portfolio companies. The market for initial public offerings is cyclical in nature. An adverse change in the market for public offerings could significantly impact the Fund's ability to realize its investment objective. Even if our portfolio companies become publicly-traded, most of the securities we hold will be subject to restrictions on resale. We will not be able to sell such securities unless we meet the conditions of Rule 144 or otherwise qualify for an exemption from registering the securities under the Securities Act of 1933. Absent an available exemption, we may be deemed an "underwriter," or possibly a controlling person, for the purpose of the Securities Act of 1933 and may be subject to liability as such.

      Our ability to achieve attractive investment returns will also depend upon the availability of strategic or financial buyers for our portfolio companies. The interest of potential purchasers in our portfolio companies will vary with general economic conditions. The valuation of our portfolio companies will vary with the valuations of comparable publicly-traded companies.

      Other practical limitations may inhibit our ability to sell or distribute the securities of our portfolio companies. For example, we may own a relatively large percentage of a portfolio company's outstanding securities, and customers, other investors, financial institutions, or management may rely on our continued investment. The overall condition of the securities market may also hinder our ability to sell securities, as the market price for our portfolio companies may be adversely affected by factors unrelated to their actual operating performance. In the past few years, the market for equity securities has been volatile, especially for securities of high-technology companies. The above limitations could prevent a successful sale of portfolio securities, result in delay of a sale, or reduce the proceeds that we receive from a sale.

      THERE IS OFTEN A LACK OF AVAILABLE INFORMATION RELATING TO PRIVATELY HELD COMPANIES

      We will invest primarily in privately held companies. Generally, very little public information exists about these companies. We will rely on the ability of the Investment Manager to obtain adequate information to evaluate the potential returns from investing in these companies.

RISKS OF THE FUND

      WE EXPECT TO INCUR SUBSTANTIAL INITIAL LOSSES

      We anticipate that most of the capitalization of the Fund, except for operating cash reserves and funds set aside for follow-on investments in our own portfolio companies, will be expended or committed by the end of the year 2002. We do not expect to receive any substantial gains during that period. In addition, the Investment Manager anticipates that a number of our portfolio companies will sustain substantial losses in their initial years of operation. There can be no assurance that the Fund will ever be profitable.

      AN INVESTMENT IN THE FUND CANNOT BE READILY SOLD

      We do not expect any public or secondary market for the shares of the Fund to develop. Federal and state laws impose restrictions on the resale of the shares of the Fund. In addition, the Operating Agreement places restrictions on the transferability and sale of shares, including the requirement that the admission of a "substituted investor" may occur only with the consent of the Directors. Consequently, an investment in the Fund will have little, if any, collateral value or liquidity and should be made only as a long-term investment.

      Being a closed-end Fund, we will not be able to redeem your shares, as is typical practice for mutual funds. Even if the Fund initiates a repurchase offer for shares, it will only be for a small portion of each investor's shares. In case a repurchase offer is over-subscribed, your participation in such repurchase offer will be further limited.

      WE HAVE NOT YET MADE ANY INVESTMENTS

      As of the date of this prospectus, we have not made any venture capital investments. If you invest in the Fund before it makes any investments, you will not have an opportunity to evaluate specific portfolio companies and will have to depend upon the Investment Manager to select and negotiate with potential portfolio companies. To the extent we make material financing commitments to portfolio companies during the period of the offering, such investments will be disclosed on our website and in our annual or quarterly report as required by the Securities Exchange Act of 1934.

      OUR ABILITY TO MAKE VENTURE CAPITAL INVESTMENTS WILL DEPEND ON OUR ABILITY TO RAISE FUNDS IN THIS OFFERING

      We will begin investment operations immediately. The number of investments, portfolio balance, and potential profitability of the Fund will depend on the amount of funds at our disposal. The less funding we receive, the fewer investments the Fund will make and its investment return might be adversely affected by a single investment decision. In addition, expenses that we express as a percentage of Fund assets will be higher the less money we raise.

      WE EXPECT TO FACE SIGNIFICANT COMPETITION FOR VENTURE CAPITAL INVESTMENTS

      The Fund expects to encounter competition from other entities having similar investment objectives. Historically, the primary competition for venture capital investments has been from venture capital funds and corporations, venture capital affiliates of large industrial and financial companies, small business investment companies, and wealthy individuals. Additional competition is anticipated from foreign investors and from large industrial and financial companies investing directly rather than through venture capital affiliates. Many of the Fund's competitors are subject to regulatory requirements substantially different from those to which the Fund is subject, and, as a consequence, they may have a competitive advantage to the extent that the regulations under which the Fund operates restrict its abilities to take certain actions. The Fund will frequently be a co-investor with other professional venture capital groups, and will rely on its relationships with other groups to expand the Fund's access to investment opportunities.

      OUR SUCCESS MAY DEPEND GREATLY ON THE FUTURE OF THE INTERNET INDUSTRY

      To the extent that we invest in a significant number of Internet-related companies, the success of the Fund will depend on the increase in use of the Internet by businesses and individuals. Commercial use of the Internet is still at an early stage of development and we cannot guarantee the future success of Internet-related companies. If use of the Internet fails to grow sufficiently, our returns will be negatively impacted. In addition, because of the Internet's popularity and increasing use, new laws and regulations may be adopted that relate to privacy, pricing, content, taxation or other issues. The enactment of new laws or regulations could impede the growth of the Internet and affect our returns.

      THE FUND'S DISTRIBUTIONS MAY NOT EXCEED YOUR INVESTMENTS IN THE FUND

      We anticipate that it will take a significant period of time (up to three or four years) before we complete the initial selection of our portfolio companies for our first round of equity investments. Venture capital investments typically take at least two years from the date of initial investment to reach a state of maturity for a possible liquidation. In light of the foregoing, we don't expect to make any significant distributions of the proceeds from the liquidation of equity investments during the early years of the Fund.

      Even if we eventually make significant distributions, the aggregate distributions may never equal or exceed your investment in the Fund. The Investment Manager has absolute discretion in determining whether the cash proceeds from the liquidation of our portfolio companies will be distributed to you, and if so, when such distributions will occur. Your income tax liability will depend on the profits of the Fund, regardless of whether or when we make distributions.

      VALUING OUR PORTFOLIO WILL BE DIFFICULT AND INEXACT AND MAY NOT REFLECT THE TRUE VALUE OF OUR INVESTMENTS

      The Investment Manager, under guidelines established by the Directors, will determine the net asset value of the Fund based on its best estimate of the value of the individual investments in our portfolio companies. There is typically no public market for the securities of small, privately held companies. Accounting firms, investment banks and other consulting firms may assist in valuation of our investments. Portfolio valuations, however, are inherently subjective. The net asset value of the Fund may not reflect the price at which you could sell shares if they could be sold on an open market.

      THE FUND MAY NOT ACHIEVE THE HISTORICAL RATE OF RETURN OF THE VENTURE CAPITAL INDUSTRY

      Past performance of the venture capital industry is not indicative of the future performance of the Fund or the industry in general. We cannot guarantee that the Fund will meet or exceed the rates of return historically realized in the venture capital industry. Additionally, our structure as a business development company will almost certainly reduce our overall returns, because of:

      o the lower returns on our short-term liquid investments during the period in which we identify potential investments, and
      o the periodic disclosure requirements for business development companies, which may result in the Fund being less attractive as a source of capital to potential portfolio companies.

      DEBT INCURRED BY THE FUND COULD AFFECT DISTRIBUTIONS AND EXAGGERATE DECREASES IN NET ASSET VALUE

      We may borrow money and, in connection with loans, may mortgage, assign, or otherwise encumber any Fund asset. We may use such borrowings for any Fund purpose, including working capital or follow-on investments in our portfolio companies. Any borrowings by the Fund must be repaid from Fund assets, which would reduce the cash available for distribution to investors and could result in taxable income to investors without cash distributions. In fact, the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money. The use of such leverage would also exaggerate increases or decreases in the Fund's net asset value as contrasted to the value of its total assets. If the Fund's asset coverage ratio declines to less than 200%, it will affect our ability to distribute Funds to our investors.

      BOTH THE FUND AND THE INVESTMENT MANAGER ARE NEWLY FORMED ENTITIES

      Although we expect that the key personnel of the Investment Manager will have prior venture capital investment experience, neither the Fund nor the Investment Manager has any operating history. The success of the Fund and the Investment Manager in identifying and pursuing investment opportunities and managing such investments will, to a large part, depend upon the expertise and experience of the Investment Manager as well as the relationships that the Investment Manager has within the venture capital community.

      THE RELATIONSHIP BETWEEN THE FUND AND THE INVESTMENT MANAGER MAY CREATE POTENTIAL CONFLICTS OF INTEREST

      The Investment Manager may be subject to various conflicts of interest in managing the investments of the Fund. Affiliates of, or entities that have significant ownership interests in, the Investment Manager may also have organized venture capital funds or similar investment vehicles. Such funds may have similar investment objectives as the Fund and may compete with the Fund. The Fund may co-invest in portfolio companies with such other funds and may participate in follow-on investments in such portfolio companies of such funds, subject to a majority vote of the Independent Directors and, if necessary, an exemptive order from the SEC. (The personnel of the Investment Manager and its affiliates will not necessarily devote their entire time to the portfolio companies or the Fund).

      In addition, the attorneys and other professionals who perform services for the Fund (including in connection with this offering) also perform services for the Investment Manager and its affiliates. If a conflict of interest arises and cannot be resolved, or if the consent of the respective parties cannot be obtained to the continuance of such dual representation after full disclosure of such conflict, such professionals will have to withdraw from the representation of one or both of the conflicting interests.

      INDIVIDUAL INVESTORS HAVE NO RIGHT TO TAKE PART IN MANAGING THE FUND

      The Directors will make all decisions with respect to the management of the Fund. While the Fund's website may contain chat rooms, hyperlinks and other information relating to its portfolio companies, individual investors will have no right or power to take part in the management of the Fund. In addition, you will not receive any of the detailed financial information issued by our portfolio companies that is available to the Directors.

      Although the Operating Agreement provides that the Fund's investors may remove the Investment Manager under certain circumstances, such removal may require substantial expenditures and could have negative financial and other consequences for the Fund. The removal of the Investment Manager and several of the other rights of Fund investors under the Operating Agreement require an investor vote to accomplish.

      OUR INVOLVEMENT IN PORTFOLIO COMPANIES MAY EXPOSE US TO POTENTIAL LIABILITIES

      We will offer to participate actively in the management of many of our portfolio companies, and as a result may have representatives serve as members of their boards of directors. Consequently, the Fund may expose itself to liability from lawsuits against its representatives as directors. The Investment Manager will try to limit Fund exposure to such claims and liabilities where practical, but such efforts may not be successful. Liabilities related to portfolio companies would adversely affect the amount of cash available for distribution.

      BY INVESTING IN THE FUND YOU MAY BE EXPOSED TO FEDERAL INCOME TAX RISKS

      The Directors have elected to treat the Fund as a partnership for federal tax purposes. It is not anticipated, and the Directors do not foresee the possibility, of making an alternative election. The principal tax risks are that:

      o the Fund could be classified as a publicly-traded partnership taxable as a corporation rather than as a partnership for purposes of federal income tax law, which would require the Fund to pay income tax at corporate tax rates on its net income, would prevent investors from deducting their distributive share of losses, and would cause any distributions to Fund investors to be taxed as dividend income to the extent of earnings and profits of the Fund,
      o the allocation of Fund items of income, gain, loss, and deduction in the Operating Agreement may not be respected for federal income tax purposes,
      o all or a portion of the Fund's expenses could be considered either investment expenses (which would be deductible by an investor only to the extent the aggregate of such expenses exceeded 2% of such investor's adjusted gross income) or as nondeductible items that must be capitalized,
      o all or a substantial portion of the Fund income could be deemed to constitute unrelated business taxable income, such that tax-exempt investors (such as pension funds, Keogh plans, individual retirement accounts, and tax-exempt institutions) could be subject to tax on their respective portions of such income,
      o the purchase of shares by a tax-exempt investor through the use of a credit card may also cause the investment to produce unrelated business taxable income,
      o a portion of the losses, if any, allocated to investors could be "passive losses" and thus deductible by an investor only to the extent of passive income, and
      o investors could have capital losses in excess of the amount that is allowable as a deduction in a particular year.

      The Fund has elected to be treated as a partnership for federal income tax purposes and does not believe that it will be treated as a publicly-traded partnership taxable as a corporation. The Fund has not received an opinion of counsel nor will it obtain a ruling from the Internal Revenue Service (IRS) regarding this or any other matter. If the Fund were treated as a publicly traded partnership or otherwise as a corporation for federal income purposes, material adverse consequences for the investors could result. The Fund would be subject to tax on its income at corporate tax rates, without a deduction for any distribution to the investors, thereby materially reducing the amount of any cash available for distribution to investors. In addition, capital gains and losses and other income and deductions of the Fund would not be passed through to the investors, and the investors would be treated as shareholders for federal income tax purposes. The tax consequences of investing in the Fund could be altered at any time by legislative, judicial, or administrative action.

      The IRS may audit the Fund's tax returns. Any audit issues will be determined at the Fund level. If the IRS makes any adjustments, you will have to make corresponding adjustments to your own federal income tax returns, which may require payment of additional taxes, interest, and penalties. Audit of a Fund return may result in examination and audit of an investor's return that otherwise might not have occurred, and such audit may result in adjustments to items in your return that are unrelated to the Fund. You must bear the expenses associated with an audit of your own return.

      In considering an investment in the Fund by a tax-exempt entity such as an employee benefit plan or individual retirement account subject to the requirements of the Employee Retirement Income Security Act of 1974 (ERISA), the fiduciary acting on behalf of such entity should be satisfied that such an investment is consistent with Sections 404 and 406 of ERISA and that the investment is prudent in light of the entity's cash flow and other objectives. The Department of Labor has issued regulations that would characterize the assets of certain entities in which tax-exempt entities invest as "plan assets." Because the Fund is expected to qualify as a "venture capital operating company" and the shares are "publicly offered securities" within the meaning of the regulations, the Fund assets should not be considered plan assets. However, fiduciaries of tax-exempt entities are urged to consult their own advisers prior to investing in the Fund.

      The foregoing summarizes certain significant federal income tax risks relating to an investment in the Fund. This summary is not a representation that these matters are the only tax risks involved in this investment or that the magnitude of such risks is necessarily equal. The "Tax Information" section of this prospectus contains a more detailed discussion of these and other federal income tax risks of an investment in the Fund. We urge you to consult your own tax advisor prior to investing in the Fund.

      THE FUND IS SUBJECT TO EXTENSIVE REGULATION UNDER THE INVESTMENT COMPANY
      ACT

      The Fund has elected to be regulated as a "business development company" under the Investment Company Act. The Investment Company Act imposes numerous restrictions on the activities of the Fund, including restrictions on the nature of its investments, its use of leverage, and its issuance of securities, options, warrants, or rights. In addition, a majority of the Directors must be individuals who are not "interested persons" of the Fund as defined in the Investment Company Act. The Fund generally must invest at least 70% of its assets in securities of nonpublic companies or shares of public companies which shares are not eligible for margin loans under the rules of the Federal Reserve Board. Finally, a business development company must make significant managerial assistance available to its portfolio companies. Such constraints could prohibit the Fund from investing in some potentially attractive situations.

      Because there are no judicial and few administrative interpretations of portions of the Investment Company Act legislation applicable to the Fund, the legislation may not be interpreted or administratively implemented in a manner consistent with the Fund's objectives and intended manner of operation. In the event the Directors determine that the Fund cannot operate effectively under the Investment Company Act, it may at some future date decide to transform the Fund into an operating company not subject to regulation under the Investment Company Act or cause the Fund to liquidate. These changes require the approval of the Fund's investors.

CREDIT CARD PAYMENT METHOD RISK

      We intend to request exemptive relief from the SEC to allow you to purchase shares in this offering by credit card. Even if the SEC grants such relief, the Fund and the Broker-Dealer strongly recommend against short-term borrowing to fund speculative long-term investments such as venture capital. The Fund and the Broker-Dealer advise you not to maintain a balance on a credit card used to purchase Fund shares or to obtain new credit cards to purchase such shares as the cost of borrowing money would reduce your potential return.

      You should review the following example: Assume that you bought [ ] shares for $[ ] on a credit card that charged interest of [18]% per annum. If you take one year to pay off the balance, you would pay the credit card issuer $[ ] in finance charges, bringing the total cost of your investment to $[ ]. If, instead, you bought [ ] shares for $[ ] in the first month, and then (assuming the per share price remained the same) bought four shares per month for the next nine months at $[ ] per month, and paid each credit card bill as it came due, your total investment of $[ ] would purchase [ ] shares instead of [ ] shares.

                           FORWARD-LOOKING STATEMENTS

      This prospectus includes forward-looking statements. These statements are based largely on current expectations and projections about future events and trends in the technology sector, the venture capital industry and the state of the financial markets and the economy in general. These forward-looking statements are subject to a number of risks, uncertainties and assumptions about the Fund, including, among other things:

      - general economic and business conditions and the general state of the financial markets;

      - expectations and estimates concerning the future growth and performance of the venture capital sector;

      - expectations and estimates concerning the future growth and performance of information technology companies, particularly Internet companies;

      - existing and future laws and regulations imposed on information technology companies, including future laws and regulations governing the Internet;

      - the Investment Manager's ability to successfully implement its investment objectives and strategies;

      - the Investment Manager's relationship with other venture capital firms;

      -     technological changes in the Internet industry; and

      - other risk factors described under "Risk Factors" in this prospectus.

      In addition, in this prospectus the words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions, as they relate to the Fund or the Investment Manager and their respective investment objectives, business or management, are intended to identify forward-looking statements.

      Neither the Fund nor the Investment Manager has undertaken any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this prospectus. Because of these risks and uncertainties, the forward-looking events and circumstances discussed in this prospectus may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

ALLOCATION OF PROFITS AND LOSSES

      We will allocate the net profits and net losses of the Fund to our investors in accordance with their capital accounts. The terms "net profit", "net loss" and "capital account" are defined in the Operating Agreement.

      The following example illustrates how we will allocate net profits and net losses. We have chosen the dollar amounts arbitrarily and solely for the purposes of illustration, and they do not reflect the expected results of our investments. The example assumes that the Investment Manager has not purchased any shares for its own account.

      EXAMPLE. The Fund incurs a net loss of $100 in year 1. The Fund has no net profit or net loss in years 2-5. In year 6, the Fund has a net profit of $600. In year 7, the Fund liquidates and realizes a net loss of $50 on liquidation.

      o We would allocate the net loss of $100 incurred in year 1, to our investors in accordance with their capital accounts.
      o We would allocate the $600 of net profit incurred in year 6 to our investors in accordance with their capital accounts
      o During year 6, we would pay an incentive fee of $100 (i.e., 20% of realized capital gains, net of realized and unrealized losses paid monthly) to the Investment Manager and allocate the fee pro rata to our investors in accordance with their capital accounts.
      o We would allocate the net loss of $50 incurred upon liquidation to our investors in accordance with their capital accounts.

Accordingly, in this example, we would have had an overall profit of $450, of which we allocated $350 among our investors and we paid an incentive fee of $100 to the Investment Manager.

                                  DISTRIBUTIONS

      The Investment Manager, in its sole discretion, will determine the amount and timing of any distribution of cash or portfolio securities. We will retain short-term investment income to offset operating expenses.

      The primary source of distributable cash will be proceeds from the disposition of venture capital investments not reinvested. We do not intend to make significant distributions in the early years of the Fund, because most venture capital investments are illiquid until they mature. To the extent we incur indebtedness, we will not make distributions if our asset coverage ratio does not exceed 200% at the time of the distribution, unless otherwise permitted by the Investment Company Act.

            We will make distributions in accordance with the capital accounts of the investors, giving effect to the incentive fee described above. If we choose to distribute securities in-kind after receiving SEC exemptive relief, the Investment Manager will deem as realized any gains or losses on securities distributed.

                               PORTFOLIO VALUATION

      The Investment Manager will determine the net asset value, or NAV, of the Fund on a weekly basis. The Investment Manager will make its valuation in good faith under guidelines established by the Directors. During the course of this offering, we will adjust the share price on a weekly basis.

      The Investment Manager will value securities for which market quotations are readily available and that are freely marketable and transferable at the average closing price (or at the bid/ask price that is available on a national securities exchange or over-the-counter market) for the last five trading days. For publicly-traded equity investments with selling restrictions, a discount will apply to reflect the illiquidity. The fair market value for equity venture capital investments for which no market exists cannot be determined precisely. For companies in the early stages of development, the Investment Manager will value investments based upon their original cost to the Fund. Subsequently, the Investment Manager will value these investments based on the valuations given to such companies in subsequent rounds of third-party financings. Upon the occurrence of a significant development or other factor affecting a portfolio company, including results of operations, changes in general market conditions, subsequent financing or the availability of market quotations, the Investment Manager will determine whether such events provide a basis for valuing such investment at a different number. Such valuations may be based on a variety of assumptions and may vary significantly over time.

      The valuation of notes receivable will include accrued interest less any discount related to warrants and the allowance for loan losses. This portfolio valuation will approximate fair value through inclusion of an allowance for loan losses. The Investment Manager will review the allowances quarterly and adjust them to a level deemed adequate to cover possible losses inherent in notes and unfunded commitments. In conjunction with possible notes receivable granted to a portfolio company of the Fund, the Fund may receive warrants to purchase certain shares of capital stock of such companies. The Investment Manager will estimate the cost basis of the warrants and the resulting discount as 1% of the principal balance of the original notes. The discount will amortize over the term of the loan and the warrants will be included in the equity investment portfolio.

      In general, the Investment Manager will value securities with legal, contractual, or practical restrictions on transfer at a discount to their value determined by the foregoing methods in order to reflect the effect of such restrictions.

                             MANAGEMENT OF THE FUND

            GENERAL. The Directors will manage the Fund. We will initially have five Directors, consisting of three Independent Directors (i.e., not "interested persons" of the Fund or its affiliates as that term is defined in the Investment Company Act) and two Affiliated Directors. The resignation or withdrawal of a Director could temporarily reduce the number of Directors and the Operating Agreement permits the addition of further Directors. However, we do not expect any such changes. Subject to the authority and supervision of the Directors, the Investment Manager will take responsibility for

      o     analyzing and selecting our portfolio companies,

      o     negotiating and structuring our venture capital investments,

      o     overseeing our portfolio companies, and

      o     managing our day-to-day affairs.

The Investment Manager will continue to serve in such capacity until our investors have elected a successor.

      The day-to-day operations of our portfolio companies will be the responsibility of the management of each respective portfolio company. We will offer to provide assistance to such companies when needed, particularly in the areas of management selection, market analysis, business review, and the formulation of marketing and financing strategies. Where appropriate, representatives of the Fund or its co-investors will serve on the boards of directors or management committees of our portfolio companies.

      You will have no right to participate in the control of the Fund. We anticipate that our website will contain certain content that will allow you to engage in chat rooms, informal polls and other interactive features with respect to the Fund and our individual portfolio companies. We have designed such features for entertainment purposes only, and none of them will allow you the right to control or manage the operations of the Fund.

      The following sets forth certain information regarding the directors and officers of the Fund:

      DANIEL M. BENDHEIM is the President and a director of the Fund. Mr. Bendheim is also a co-founder, Chief Executive Officer and a director of VCVillage.com Holdings, Inc. and is President of the Investment Manager and the Broker-Dealer. Previously, Mr. Bendheim was an executive at Mineral Resources Technologies, a manufacturing start-up, from 1997 to 1999. Prior to that, Mr. Bendheim was a research analyst at Southcoast Capital, an investment bank. Mr. Bendheim received his B.A. in political science, with highest honors, from Yeshiva University and his J.D. with honors from Harvard Law School.

      [                                                                  ]

      The Fund intends to name three Independent Directors.

      Since we are newly incorporated, we have not paid any compensation to any of our directors or officers. See "Compensation of the Investment Manager, its Affiliates and the Independent Directors".

                               THE FUND DIRECTORS

      The Directors will have exclusive management and control of the business of the Fund, and will have the authority, on behalf of the Fund, to do all things necessary or appropriate to carry out their duties, except as the Operating Agreement may expressly limit such powers. Subject to the Investment Company Act, the Directors have the power and authority to authorize the Investment Manager to:

      o borrow on behalf of the Fund on such terms as it deems appropriate and to secure such borrowings by granting security interests in any Fund assets, including securities of portfolio companies,
      o     invest Fund capital as it deems appropriate,
      o sell, trade or exchange any Fund assets (including the Fund's interests in its portfolio companies), or
      o abandon any Fund assets at such times and for such consideration as it deems appropriate.

      There will initially be three Independent Directors. The number of Independent Directors may be fixed from time to time by the Independent Directors at that time, provided that such number will not be less than three or more than nine. If at any time the Independent Directors constitute less than a majority of the Directors, the remaining Directors will, within 90 days, designate such additional Independent Directors so that the Independent Directors constitute a majority of the Directors. Any successor Independent Director will hold office until his or her successor has been approved and elected or until his or her removal or withdrawal. In the event that no Directors remain, the Investment Manager will, within 90 days, call a meeting of Fund investors for the purpose of approving and electing successor Independent Directors.

                             THE INVESTMENT MANAGER

            The Investment Manager is a newly formed Delaware corporation formed to act as the investment adviser to the Fund. Its address is 325 W. 38th Street, Suite 1504, New York, NY 10018. The Investment Manager currently employs [ ] persons, including [ ] senior officers, whose biographical information is set forth below. The Investment Manager may use consultants and outside counsel to provide expertise in certain areas. The Fund will look to the Investment Manager, as well as its co-investors, to provide assistance to its portfolio companies with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements, and disposition strategy.

            The Investment Manager is a wholly owned subsidiary of VCVillage.com Holdings, Inc., a newly formed Internet-based venture capital company. Daniel M. Bendheim holds approximately 40% of the common stock, on a fully diluted basis, of VCVillage.com Holdings, Inc. and is its President and Chief Executive Officer.

      The following is certain information regarding the key personnel of the Investment Manager:

[TO COME]

COMPENSATION OF THE INVESTMENT MANAGER, ITS AFFILIATES, AND THE INDEPENDENT DIRECTORS

            INVESTMENT MANAGER. The Investment Manager will receive the following fees and compensation:

      o ORGANIZATIONAL EXPENSE REIMBURSEMENT. We will reimburse the Investment Manager for actual expenses paid or incurred by it or its affiliates in connection with organizing the Fund, including any legal and accounting expenses incurred in connection with the formation of the Fund. Such expenses will be amortized over a period of two years.

      o OPERATIONAL EXPENSE REIMBURSEMENT. We will reimburse the Investment Manager for all operational costs incurred by it for the benefit of, or on behalf of, the Fund. We will base the reimbursement upon the lower of the Investment Manager's cost or the amount the Fund would be required to pay to independent parties for comparable services in the same geographic location. The "operational costs" of the Fund include consultants' fees, legal and accounting fees, and the costs of goods, materials, and services used for the benefit of the Fund and obtained from entities unaffiliated with the Investment Manager.

      o MANAGEMENT FEE. We will pay the Investment Manager an annual management fee equal to 2.5% of the Fund's average net assets, payable on a monthly basis. To the extent we have insufficient cash reserves to pay the entire management fee when due, we may carry forward the unpaid fee and pay it when we have sufficient cash reserves. We will pay interest on any such fees we carry forward at a rate of [ ]%. The Investment Manager may elect to waive the management fee for any period of time.

            INCENTIVE FEE. At the end of each month, 20% of the Fund's realized capital gains, net of realized and unrealized cumulative losses, will be paid to the Investment Manager as an incentive fee. The amount of the fee will be charged to the capital accounts of the investors. The Investment Manager may waive or defer all or any portion of the incentive fee.

      To the extent the Investment Manager otherwise receives compensation for services it provides on behalf of the Fund, any cash compensation it receives shall offset the above management fee and any stock, options or warrants shall automatically be contributed to the Fund. In addition, we will not reimburse the Investment Manager for expenses of a general and administrative nature incurred by the Investment Manager solely for its own account and not attributable to services provided to, or for the benefit of, the Fund. The audited financial statements of the Fund will include all costs reimbursed to the Investment Manager and its affiliates. The terms "organizational expenses" and "operational costs" are defined in detail in the Operating Agreement contained in Exhibit A.

The following chart summarizes the compensation of the Investment Manager:

Reimbursement of Organizational Expenses     Actual expenses as incurred
Reimbursement of Operational Costs           Actual expenses as incurred
Management Fees                              2.5% of average net assets
Incentive Fee                                20% of monthly realized net capital
                                             gains, net of any realized and
                                             unrealized losses

      INDEPENDENT DIRECTORS. Each Independent Director will receive the following fees and compensation from the Fund:

      o An annual fee of $10,000 per year, payable in quarterly installments,

      o A meeting fee of $1,000 per meeting of the Independent Directors attended, up to an annual limit of $4,000,

      o A committee meeting fee of $1,000 per meeting of a committee of the Independent Directors attended (unless the committee meeting is held on the same day and place as an Independent Directors meeting), up to an annual limit of $4,000, and

      o An expense reimbursement for out-of-pocket expenditures incurred relating to meetings of the Directors or any separate committee meeting.

            The Operating Agreement allows the Independent Directors to increase their compensation only with the approval of a majority in interest of the investors.

      CODE OF ETHICS. The Fund has adopted a code of ethics that governs the personal trading activities of its officers, directors and certain other persons who have access to proprietary information regarding the Fund's trading activity. The Investment Manager and Broker-Dealer have adopted substantially similar codes. The code of ethics places certain restrictions on the personal trading of all such persons. Each of these codes of ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the SEC's Public Reference Room may be obtained by calling (202) 942-8090. The codes of ethics are also available on the SEC's Internet site at http://www.sec.gov and copies of these codes of ethics may be obtained for the price of duplicating fees by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102.

      OTHER EXPENSES OF THE FUND. The Fund may have to pay a "finder's fee" in connection with making its investments in its portfolio companies, and may incur brokerage fees or other costs to enable it to sell its investments in such portfolio companies. The Fund expects such expenses, if any, to be in line with the market for finder's and brokerage fees. Some of these fees may be payable to affiliates of the Fund and the Investment Manager.

      CUSTODIAN. The Fund has entered into a Custody Agreement with [      ] to
serve as custodian for the Fund. [          ]'s principal business address is
[         ].

CONFLICTS OF INTEREST

      The relationship between the Fund and its affiliates may lead to some potential conflicts of interest. Because the Investment Manager will manage the operations of the Fund (subject to the supervision of the Directors) and determine the NAV of the Fund (subject to the guidelines set by the Directors), the Fund will depend on the Investment Manager's exercise of its judgment consistent with its fiduciary responsibilities to the investors in the Fund. The potential conflicts include the following:

      RELATIONSHIP WITH THE INVESTMENT MANAGER.

      o COMPENSATION. The Fund will compensate the Investment Manager with a management fee, an incentive fee and the reimbursement of operational costs. The Directors believe that such compensation, as well as the other terms and conditions of the Investment Manager's relationship with the Fund, are reasonable and fair to the Fund.

      o TRANSACTIONS WITH THE FUND. The Investment Manager intends to use the Fund's assets to co-invest with its affiliates in certain venture capital investments. However, the Operating Agreement imposes various constraints on the Investment Manager in its dealings with the Fund. Moreover, the Investment Manager will be subject to a fiduciary duty to the Fund in evaluating the capabilities, services, and compensation of persons rendering service to the Fund. Finally, the Investment Company Act contains restrictions as to certain transactions between the Fund and its affiliates. In general, transactions involving the Fund and its affiliates require the prior approval of the SEC and/or the Independent Directors.

      o ACTIVITIES OF THE INVESTMENT MANAGER. We will not have independent management or employees and therefore we will rely upon the Directors and Investment Manager for management and administration of the Fund and its assets. While the Investment Manager does not currently engage in any other activities, the Operating Agreement provides that the Investment Manager only needs to devote such amount of time as it deems necessary to the Fund. Thus, we have no contractual right to such services prior to any other party.

      o TIMING OF DISPOSITION OF FUND INVESTMENTS. The Investment Manager will determine the timing of the liquidation of the Fund's portfolio securities. Because of its incentive fee based on the performance of the Fund, the Investment Manager has an interest in the net capital gains of the Fund. The Investment Manager's interests may in some cases conflict with the interests of the Fund's investors with respect to when to recognize gain or loss. In addition, because its compensation is linked to the NAV of the Fund, the Investment Manager has an incentive to reinvest proceeds from portfolio companies rather than distribute them. However, the acts of the Investment Manager are subject to supervision by the Directors, and the Directors are subject to a fiduciary duty to the Fund.

      o LEGAL AND ACCOUNTING REPRESENTATION. We have generally used the same counsel and accountants as the Investment Manager and its affiliates, and expect to continue to do so in the future. If a conflict arises that the parties cannot resolve and such professionals cannot obtain the consent of the respective parties to the continuance of such dual representation, such professionals will withdraw from the representation of one or both of the parties with conflicting interests with respect to the matter involved. Our counsel and accountants have not acted on behalf of you or conducted a review or investigation on your behalf. You should consult with your own counsel and investment advisors with respect to an investment in the Fund.

      o STATUS AS TAX MATTERS PARTNER. The Operating Agreement designates the Investment Manager as the Fund's "Tax Matters Partner". As a result, the Operating Agreement authorizes and directs the Investment Manager to represent the Fund and its investors in connection with all examinations of the Fund's affairs by tax authorities (including resulting administrative or judicial proceedings) and to expend Fund assets in doing so.

      RELATIONSHIP WITH THE BROKER-DEALER. The Broker-Dealer, an affiliate of the Investment Manager, will manage the distribution of the Fund's shares on a "best efforts" basis. The Broker-Dealer will not receive any commission for such distribution, but we have agreed to reimburse the Broker-Dealer and its affiliates for their marketing and distribution costs, which we expect to be substantial. See "Compensation of the Investment Manager, Its Affiliates and the Independent Directors."

      RELATIONSHIP WITH OTHER VENTURE CAPITAL FIRMS. Affiliates of, or entities that have significant ownership interests in the Investment Manager, may be organized venture capital funds or similar investment vehicles. Such entities may have similar investment objectives as the Fund and may compete with the Fund. We may co-invest in portfolio companies with such other funds and may participate in follow-on investments in such portfolio companies of such funds, subject to a majority vote of the Independent Directors and, if necessary, an exemptive order from the SEC. While we expect such entities to serve as a source of venture capital investments for the Fund, such entities might not include the Fund as a co-investor in their more attractive investments, if at all. In any case, we anticipate that any co-investments with our related entities will be made on substantially the same terms and conditions. We intend to apply for exemptive relief from the SEC to allow the Fund to co-invest with its affiliates.

DESCRIPTION OF LIMITED LIABILITY COMPANY INTERESTS

      The shares offered in this offering are limited liability company interests in the Fund, and they are currently the only outstanding securities of the Fund. The shares will be priced weekly based on the net asset value of the Fund, as determined in accordance with the procedures set forth above under "Portfolio Valuation". We will allocate the profits and losses of the Funds to the holders of such shares as set forth above under "Allocation of Profits and Losses". We will make distributions to holders of such shares as set forth above under "Distributions". Certain other properties of the shares offered in this offering are set forth below.

      VOTING RIGHTS. The holders of the shares offered hereby cannot participate in the management or control of the Fund. However, the Operating Agreement provides that, subject to certain conditions described below, such holders may vote on or approve certain Fund matters. Each limited liability company interest entitles its holder to one vote. Upon notification to the Investment Manager, holders of such shares, at their own expense, may obtain a list of the names and addresses (if known) of all the holders of Fund shares for a purpose reasonably related to such holder's interest as a holder of limited liability company interests of the Fund.

      Subject to the provisions described below, the holders of Fund shares may:

      o approve and elect or disapprove and remove Directors and the Investment Manager,
      o approve or disapprove proposed changes in the nature of the Fund's business so as to cause the Fund to cease to be, or to withdraw its election as, a business development company under the Investment Company Act,
      o approve or disapprove any proposed investment advisory contract or management agreement or disapprove and terminate any such existing contracts; provided, however, that a majority of the Directors also approve such contracts,
      o approve and ratify or disapprove and reject the appointment of the independent accountants of the Fund; provided, however, that a majority of the Directors also approve or reject such appointment,
      o approve or disapprove the appointment of any successor Investment Manager, and
      o approve any other material matters related to the business of the Fund that the Investment Company Act requires to be approved by its investors so long as the Fund is a business development company subject to the provisions of the Investment Company Act, provided, however, that, prior to the exercise of any such right of approval, the Directors amend the Operating Agreement to reflect such additional voting right.

            Notwithstanding any other provisions of the Operating Agreement, unless the Fund obtains an opinion of counsel for the Fund (or counsel designated by investors owning an aggregate of at least 50% of the Fund's shares) to the effect that neither the possession of such right nor the exercise thereof will:

      o violate the provisions of the Investment Company Act or the laws of the other jurisdictions in which the Fund is then formed or qualified,
      o adversely affect the limited liability of the Fund's investors (including the Investment Manager), or
      o adversely affect the treatment of the Fund as a partnership for federal income tax purposes,

the Directors and the Investment Manager and/or the holders of Fund shares, as the case may be, may not take the proposed action or exercise such voting right, other than those voting rights mandated by the Investment Company Act.

      TRANSFERABILITY OF SHARES. Shares are generally not transferable, and may only be transferred to a "substituted investor" with the written consent of the Investment Manager. The term "substituted investor" is defined in the Operating Agreement.

      CAPITAL CONTRIBUTIONS. You are not entitled to receive interest on any capital contribution you make to the Fund or on the money in your capital account. In addition, except as otherwise provided in the Operating Agreement and subject to our ability to launch a repurchase offer for our shares, you have no right to withdraw, or to receive any return of, your capital contributions. Unless we make a distribution of securities to all Fund investors, without the consent of all Fund investors no individual investor has the right to receive property other than cash in return for a capital contribution. You will not be required to make any additional capital contributions to the Fund after making your initial investment.

      SHARE REPURCHASES. We may, from time to time after the termination of this offering, offer to repurchase some of the shares of the Fund. The Directors, in the exercise of their fiduciary duty, will consider several factors in determining when and if to make such repurchases, including the amount of cash in the Fund and the success of prior repurchases. Shares will be repurchased at their net asset value as of the commencement of the share repurchase. However, we may apply an "early withdrawal charge" or a "repurchase fee" (not to exceed 2%) in connection with any share repurchase. No repurchase offer will be made if it could result in the classification of the Fund as a publicly-traded partnership for federal tax purposes.

      Prior to launching a repurchase offer, we will provide notice to all holders of Fund interests of the proposed offer. The notice will contain information that shareholders should consider in deciding whether or not to participate in the repurchase offer (including the existence and amount of any fee that may be charged) and detailed instructions on how to tender shares. To the extent we engage in share repurchases, our expense ratios are likely to rise and we may not be able to achieve our objectives as the diminution in the size of the Fund may decrease our investment opportunities.

      LIMITED LIABILITY OF FUND INVESTORS. A Fund investor's liability under the Delaware Limited Liability Act will be limited, subject to certain possible exceptions, to the amount of capital such investor is obligated to contribute to the Fund plus such investor's share of any assets and undistributed profits of the Fund.

            DISSOLUTION AND LIQUIDATION. The Fund will be dissolved on the first to occur of:

      o December 31, 2008 (or such later date to which the Directors extend the Fund up to a limit of two additional two-year terms),
      o     the incapacity of all Directors and the Investment Manager,
      o     the vote of a majority in interest of the Fund's investors,
      o     the withdrawal, retirement, or removal of the Investment Manager,

      o the sale at any one time of all or substantially all the assets of the Fund, or
      o the date on which the Fund is dissolved by operation of law or judicial decree,

provided that, upon the occurrence of an event described in the fourth bullet above, the Fund will not dissolve if within 90 days after such event, all Directors agree in writing to continue the business of the Fund and appoint, effective as of such date, a successor Investment Manager.

      Upon dissolution of the Fund, the affairs of the Fund will be wound up and its assets distributed as provided in the Operating Agreement. The Operating Agreement provides, in general, that in the event of dissolution and liquidation, the assets of the Fund will be sold, and the Fund investors will receive the net proceeds in proportion to the balances in their capital accounts. Distributions may be made in-kind if a sale would cause an undue loss. Investors may look only to the assets of the Fund, not the assets of the Directors or Investment Manager, for payment on liquidation.

THE OPERATING AGREEMENT

      The Operating Agreement governs the relationships, rights, and obligations of the Fund's investors. We have provided the following summary of certain provisions of the Operating Agreement not discussed elsewhere in this prospectus. This summary is not complete and is qualified in its entirety by reference to the Operating Agreement. You should read the entire Operating Agreement (attached as Exhibit A) before signing the Subscription Agreement.

      COVENANTS OF FUND INVESTORS. Article [      ] of the Operating Agreement
contains various covenants and agreements that each investor in the Fund must make. The covenants and agreements concern the transfer of shares in the Fund and an agreement by each investor to advise the Fund of a breach of any representations or warranties in the Operating Agreement or the Subscription Agreement.

      WITHDRAWAL AND REMOVAL OF THE INVESTMENT MANAGER. The Investment Manager may withdraw from the Fund only if a majority in interest of the Fund's investors has consented to the appointment of a successor investment adviser. A majority in interest of the Fund's investors or a majority of the Directors may remove the Investment Manager. In case of such a removal, or in the event of the incapacity of the Investment Manager, a majority in interest of the Fund's investors may admit another entity to be a successor to the Investment Manager concurrently with such removal or incapacity, as the case may be.

      In the event of the removal of the Investment Manager, the venture capital investments of the Fund will be appraised by two independent appraisers, one chosen by the Investment Manager and one by the Directors. Assuming the Fund receives a favorable exemptive order from the SEC to permit distributions in kind, the Investment Manager will receive securities representing a final incentive fee determined as if all unrealized capital gains or losses were realized.

      INDEMNIFICATION AND LIMITATION OF LIABILITY OF THE INVESTMENT MANAGER AND THE DIRECTORS BY THE FUND. The Fund's Operating Agreement and the Investment Advisory agreement between the Fund and the Investment Manager provide for indemnification by the Fund for losses incurred by the Investment Manager, the Fund's Directors and certain of the officers, employees and affiliates.

      The federal and state securities laws impose liabilities, under certain circumstances, on persons who act in good faith. Nothing in the Operating Agreement should be construed to relieve the Investment Manager or its affiliates of such liabilities. Investors should closely review the indemnification provisions in the Operating Agreement.

      AMENDMENTS TO THE OPERATING AGREEMENT. The Investment Manager, as managing the affairs of the Fund, may amend the Operating Agreement under certain circumstances without the consent of the Fund's investors, subject to authorization by the Directors.

OTHER PROVISIONS OF THE OPERATING AGREEMENT. Each investor in the Fund must give the Investment Manager a personal power of attorney to execute documents on such investor's behalf, including the Operating Agreement and amendments thereto. The books and records of the Fund must be kept in accordance with generally accepted accounting practices and principles. Such books and records must be made available, upon request by a Fund investor, for review for any purpose reasonably related to such investor's investment, including without limitation any suit or other action by such investor against the Fund. However, the Investment Manager may in its sole discretion elect not to provide a list of Fund investors if in its opinion provision of such a list for a commercial purpose might jeopardize the Fund's status for tax purposes.

                                 TAX INFORMATION

      The following discussion summarizes the significant federal income tax considerations in connection with an investment in the Fund by individuals who are United States citizens or resident aliens. It is not feasible to comment on all of the federal, state, and local income tax consequences resulting from the organization of the Fund and the conduct of its contemplated operations. THESE TAX CONSEQUENCES CAN VARY SIGNIFICANTLY WITH THE PARTICULAR SITUATION OF EACH INVESTOR. MOREOVER, THE RELEVANT TAX PROVISIONS ARE COMPLEX AND SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THE INCOME AND OTHER TAX CONSEQUENCES TO YOU OF AN INVESTMENT IN THE FUND.

      This discussion was reviewed by Morgan, Lewis & Bockius LLP (MLB), counsel for the Fund. MLB believes that the discussion addresses the significant federal income tax aspects of an investment in the Fund. However, MLB expresses no opinion regarding the outcome of specific issues, except where opinions are expressly stated. This discussion is based on the relevant provisions of the Internal Revenue Code of 1986, as amended (IRC), and on the applicable Treasury regulations thereunder (including proposed regulations), administrative rulings and procedures, and judicial decisions. New legislation or regulations could affect Fund investors adversely. In the future, the IRS may not agree with the interpretation of the current federal income tax laws and regulations summarized below.

FUND STATUS

      CLASSIFICATION OF THE FUND. The Fund has been formed in such a manner so that under applicable Treasury Regulations it will be treated as a partnership, as opposed to a corporation, for federal tax purposes, unless it affirmatively elects to be treated as a corporation for federal tax purposes. The Investment Manager has no intention of making such an election and does not anticipate any circumstances under which such an election would be made. If the Fund were treated as a corporation for federal income tax purposes, all of its income would be subject to tax at corporate rates, distributions to its investors generally would be taxable as dividends, and its investors would not be entitled to report any portion of the income or loss of the Fund on their returns.

      PUBLICLY-TRADED PARTNERSHIPS. A partnership or limited liability company that is classified as a "publicly-traded partnership" (PTP) is generally treated as a corporation for federal income tax purposes. If the Fund were treated as a corporation for federal income tax purposes, there would be potentially adverse consequences to our investors unless the Fund elected to be treated as a "regulated investment company" (RIC). In particular,

      o an investor's share of the income, gain, losses, deductions, and tax credits of the Fund could not be included in that investor's federal income tax return,
      o any income or gain of the Fund would be subject to federal income tax at the rates applicable to corporations, and
      o distributions by the Fund to its investors, other than liquidating distributions, would constitute dividend income to the extent of the earnings and profits of the Fund. Distributions reclassified as dividends would be taxed as ordinary income to such investors, and the payment would not be deductible by the Fund in computing its taxable income.

      A Fund is considered "publicly-traded" only if:

      o interests in such Fund are traded on an established securities market, or
      o interests in such Fund are readily tradable on a secondary market (or the substantial equivalent thereof).

      IRS regulations provide certain safe harbors that, if satisfied by a Fund, will result in interests in the Fund not being treated as readily tradable on a secondary market or the substantial equivalent thereof. The Operating Agreement is drafted with the intention to restrict the sale of shares to the extent necessary to avoid the creation of a secondary market (or the substantial equivalent thereof) for the shares and is designed to comply with the safe harbors of the IRS regulations. The Investment Manager has represented that it intends to exercise its discretion regarding transfers of shares in a manner designed to prevent the Fund from becoming a PTP.

            FEDERAL INCOME TAXATION OF FUNDS AND INVESTORS GENERALLY

      INVESTORS, NOT FUND, SUBJECT TO TAX. Under present law, a limited liability company that is treated for federal income tax purposes as a partnership incurs no federal income tax liability. Instead, each investor is required to report on such investor's federal income tax return such investor's distributive share of the Fund's income, gains, losses, deductions, and credits for the taxable year of the Fund ending with or within such investor's taxable year, without regard to any Fund distributions. It is possible that an investor could recognize income from Fund operations but not receive any cash distributions from the Fund to pay the tax with respect to that income. The receipt of a cash distribution from the Fund by an investor results in the recognition of gain to the investor only to the extent the cash distribution exceeds such investor's adjusted tax basis for such investor's interest in the Fund.

      ALLOCATIONS OF PROFIT AND LOSS. Each investor's distributive share of Fund income, gain, deduction, loss, or credit for federal income tax purposes will generally be determined in accordance with the provisions of the Operating Agreement. However, if an allocation in the Operating Agreement does not have "substantial economic effect" under IRC Section 704, the IRS can reallocate the items "in accordance with the investor's interest in the fund (determined by taking into account all facts and circumstances)." The regulations under IRS
Section 704 set forth rules which determine whether allocations contained in an operating agreement will be respected for federal tax purposes.

      Under the Operating Agreement, allocations are reflected by appropriate adjustments to the investors' capital accounts, and liquidation proceeds are distributed in accordance with the investors' positive capital account balances throughout the term of the Fund. Although the investors are not obligated to restore any deficit capital account balance on liquidation, such a deficit balance should not arise since the Operating Agreement prohibits the allocation of losses to an investor to the extent such an allocation would result in a deficit capital account balance.

      The Operating Agreement does contain a "qualified income offset" provision as required by the regulations. In addition, it would appear that the allocations under the Operating Agreement affect the dollar amounts to be received by the Fund investors, independent of tax consequences. Accordingly, the Fund believes that allocations made pursuant to the Operating Agreement should be respected for federal income tax purposes. If the IRS were successful in contending that any Fund allocations should not be respected for federal income tax purposes, such a determination could result in reallocation between the Investment Manager and the investors of a part of the Fund's income, gains, losses, deductions, and credits in a manner that could have an adverse effect on the investors.

TAXATION OF FUND OPERATIONS

      One of the Fund's principal sources of income is expected to be from the sale of equity interests in its portfolio companies. The sale by the Fund of any equity interest purchased from one of its portfolio companies should result in capital gain or loss to the investors in the Fund. Net capital gains are currently taxed at a preferential maximum rate of 20% for individuals.

LIMITATIONS ON DEDUCTION OF FUND LOSSES

            ADJUSTED BASIS. An investor in the Fund may deduct on such investor's federal income tax return his or her distributive share of a Fund loss, but not in excess of such investor's adjusted basis for his or her interest in the Fund (and subject to the other loss limitations discussed below). The foregoing adjusted basis is equal to:

      o the amount of cash and the adjusted basis of any property net of liabilities that such investor contributed to the Fund, decreased by (but not below zero) or
      o distributions to such investor from the Fund (including constructive cash distributions resulting from a decrease in such investor's share of Fund liabilities), decreased by
      o     such investor's distributive share of Fund losses, and increased by
      o     such investor's distributive share of Fund taxable income.

      If an investor's distributive share of a Fund loss for any Fund taxable year exceeds the adjusted basis in the investor's Fund interest at the end of that taxable year, such excess may not be deducted at that time. Instead, such excess may be carried over and deducted in any later year if, and to the extent, the adjusted basis in such investor's Fund interest at the end of the later taxable year otherwise exceeds zero (and subject to the other loss limitations discussed below).

      PASSIVE LOSSES. IRC Section 469 provides, in part, that losses from trade or business and related activities in which the taxpayer does not materially participate -- so-called "passive losses" -- are deductible only up to the aggregate income generated by those types of activities -- so-called "passive income." Losses allocated to the Fund investors that are attributable to trade or business expenses or losses of the Fund may constitute passive losses. These losses will not be available to offset an investor's income from wages, portfolio investments (including interest on the Fund's uninvested funds), or active trade or business activities in which such investor materially participates. Unused passive losses of an investor can be carried over to offset passive income received in future years. In addition, upon a fully taxable disposition of a taxpayer's entire interest in a passive activity to an unrelated party, the amount of any deferred losses will be allowed against income that is not from a passive activity, after first being applied to passive income in the year of disposition. See, however, the capital loss rules discussed below.

      Gain or loss from the sale or disposition of equity investments held by the Fund likely will not constitute passive income or loss; thus, gain, if any, may not be offset by an investor's prior or current passive losses. Instead, such gain or loss likely will be considered attributable to property held for investment.

      CAPITAL LOSSES. Capital losses of individuals in excess of capital gains are deductible for a taxable year, but only to the extent of $3,000, although the excess capital losses may be carried forward indefinitely.

      NON-TRADE OR BUSINESS EXPENSES. Expenses incurred in connection with an investment that is not considered a trade or business are deductible by individuals, if at all, under IRC Section 212. Under IRC Section 67, IRC Section 212 expenses are deductible by an individual investor only to the extent such deductions (along with other so-called "miscellaneous itemized deductions") exceed 2% of such investor's adjusted gross income. The Fund expenses (including fees) passed through to its investors would be subject to this limitation if they were considered not to be incurred in a trade or business.

      There is substantial uncertainty whether the activities of the Fund will constitute a trade or business as the IRS and the courts have interpreted that concept. You should be aware that all or a substantial portion of the Fund's expenses may be subject to the limits of IRC Section 67. If so, such expenses would be deductible only to the extent that your aggregate miscellaneous itemized deductions (including such expenses) exceeded 2% of your adjusted gross income.

      INVESTMENT INTEREST EXPENSE. IRC Section 163(d) generally limits the amount of investment interest (i.e., interest incurred to purchase or carry property held for investment) that a non-corporate taxpayer can deduct. The deduction is limited to the amount of such taxpayer's investment income. However, the investment interest deduction is not a miscellaneous itemized deduction under IRC Section 67, and thus, is not subject to the limitation that it exceed 2% of a taxpayer's adjusted gross income in order to be deductible. Investment interest that cannot be deducted for federal income tax purposes for any year because of the foregoing limitation may, subject to further limitations, be carried over and treated as investment interest paid in succeeding taxable years.

      It should be anticipated that interest paid by the Fund on any borrowings, as well as any interest paid by a Fund investor on borrowings incurred to purchase a share, may be considered "investment interest." Any investment income from the Fund passed through to you would qualify as investment income that would increase the amount of investment interest that you would be able to deduct.

      The foregoing rules will not apply to the extent losses from the Fund constitute "passive losses" as described above. In such case, interest expense (either of the Fund or of an investor) attributable to the passive activity in question will be treated as a passive activity deduction and not as investment interest.

SALE OF AN INTEREST IN THE FUND

      The sale or exchange of a Fund interest ordinarily results in a capital gain or loss, but can result in the recognition of ordinary income under certain circumstances. IRC Section 751 treats as ordinary income gain on the sale of a Fund interest that is attributable to either:

      o     unrealized receivables of the Fund or
      o     items of Fund inventory.

It is not anticipated that the Fund will have significant amounts, if any, of unrealized receivables or inventory items.

FUND ORGANIZATIONAL AND SYNDICATION EXPENDITURES

      Expenses of organizing the Fund (organizational expenses) are not currently deductible by the Fund or any Fund investor. The Fund may elect to amortize organizational expenses over a period of not less than 60 months. Syndication expenses of the Fund (i.e., expenditures made in connection with the marketing and issuance of shares, including any placement fees) are neither deductible nor amortizable.

MANAGEMENT AND INCENTIVE FEE

      The Operating Agreement provides for payment to the Investment Manager of a management fee and an incentive fee. If the management fee is deductible only under IRC Section 212, you would be subject to the limitations under IRC Section 67 described above. The IRS could contend that a portion of the management fee or the incentive fee represents a nondeductible syndication cost or an amortizable organizational expense. If the IRS were successful in this argument, the deductions allocated to you would be decreased.

ALTERNATIVE MINIMUM TAX

      The IRC provides for an alternative minimum tax to be paid by corporate and individual taxpayers if such tax exceeds the taxpayer's regular federal income tax liability. Alternative minimum taxable income is generally the taxpayer's taxable income as recomputed using certain adjustments plus the amount of the taxpayer's items of tax preference. In determining alternative minimum taxable income, passive activity losses, as recomputed, are not deductible. In addition, investment interest in excess of investment income is not allowable as a deduction against alternative minimum taxable income, even if deductible in computing regular tax liability. In general, an investment in the Fund is not expected to generate material items of tax preference for individuals.

      The application of the alternative minimum tax depends on the facts and circumstances of each taxpayer's situation and the computation of such tax is complicated. You are urged to consult your tax advisor to determine whether you will be subject to the alternative minimum tax and the potential effects thereof on an investment in the Fund.

CERTAIN CONSIDERATIONS FOR TAX-EXEMPT INVESTORS

      The Fund may from time to time use leverage (i.e., borrowed funds or senior securities) for any Fund purpose, including making follow-in investments. To the extent that the Fund does so, an investment in the Fund will generate unrelated business taxable income for federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. In addition, although it is not likely to occur, any purchase by any such tax-exempt investors using the credit card option could also result in the Fund unrelated business taxable income for such tax-exempt investor. Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and no-U.S. tax consequences from an investment in the Company.

MISCELLANEOUS PROVISIONS

      NO SECTION 754 ELECTION. Due to the tax accounting burden such election imposes, the Fund does not intend to file an election under IRC Section 754 to adjust the basis of Fund property in the case of a transfer of a share or the distribution of property by the Fund. As a consequence, a transferee might be subject to a tax upon the portion of the proceeds of a sale or disposition of Fund equity securities that represents, as to such transferee, a return of capital. This decision not to file an election may adversely affect the price that potential transferees would be willing to pay for the shares.

            INTEREST AND PENALTIES. If the IRS subsequently adjusts Fund income or loss, you will be subject to interest on any deficiency from the due date of the original return. Additionally, the IRS may impose a penalty equal to 20% of the understatement for the "substantial understatement" of tax liability even if you were not negligent or fraudulent in filing your tax return. "Substantial understatement" is defined as an understatement for the taxable year that exceeds the greater of 10% of the required tax or $5,000 ($10,000 for most corporations).

      FUND AUDIT RULES. The tax treatment of Fund items of income and deduction generally will be determined at the Fund level. You will be required to file your tax returns in a manner consistent with the information returns filed by the Fund, unless you file a statement with your tax return describing any inconsistency. In addition, the Investment Manager will be the Fund's "tax matters partner" and as such will have authority to make certain decisions with respect to any IRS audit and any court litigation relating to the Fund. In general, the law limits the rights of less than one percent partners to participate in such proceedings without notifying the IRS and the tax matters partner.

      POSSIBLE CHANGES IN FEDERAL INCOME TAX LAWS. The federal income tax matters discussed herein are based on the laws in effect on the date of this prospectus. However, tax laws are subject to frequent changes. When these changes occur, the adopted statutes, regulations, rulings, and judicial decisions may also be made retroactive. Accordingly, there can be no assurance that future changes in the IRC, Treasury regulations, IRS rulings, or judicial decisions will not adversely affect your investment in the Fund. The content of any future tax legislation is impossible to predict. Therefore, you are urged to consult your own tax advisor regarding the possible tax consequences of future legislation on your investment in the Fund.

STATE LAW CONSIDERATIONS

      In addition to the federal income tax consequences described above, the investors, as well as the Fund itself and the entities in which the Fund invests, may be subject to various state, local and non-U.S. taxes. An investor's allocable share of Fund income, gain, loss, deduction and expense may be required to be included in determining such investor's reportable income for state, local and non-U.S. tax purposes. In addition, state, local and non-U.S. taxation of such Fund tax items may differ from the treatment of such items for federal income tax purposes.

      The Investment Manager has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the investors (where and to the extent permissible under applicable law). If the Investment Manager decides to make any such composite, group or similar filing, such a filing would eliminate an investor's filing requirement in such a jurisdiction arising by reason of an investment in the Fund. Each investor will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Fund in connection with any such composite, group or similar filing will be treated as an advance to the relevant members (with interest being charged thereon) and will be recouped by the Fund out of any distributions subsequently made to such relevant members. Such advances may be funded by the Investment Manager or an affiliate thereof (with interest thereon). Both the deduction for interest payable by the Fund to the Investment Manager (or an affiliate thereof) with respect to such advances, and the corresponding income from interest received by the Fund from the relevant investors, will be specially allocated to such investors, and such interest expense may be subject to limitations on deductibility. Such taxes may be higher or lower than what an investor's state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.

                        TAX SHELTER COMPLIANCE PROVISIONS

      IRC Section 6111 requires organizers to register "tax shelters" with the IRS and to receive an identification number that they must furnish to investors and include on their tax returns. Substantial penalties apply to organizers of tax shelters that fail to register or fail to supply registration numbers to investors. Investors who, without reasonable cause, fail to include the identification number on their returns will be subject to a $250 penalty. Investors also have certain reporting obligations to the IRS and notice requirements to any person to whom they transfer any part of their interest.

      The Fund does not expect to generate significant tax advantages to its investors, and thus, is not a "tax shelter" in the conventional sense. However, the language of IRC Section 6111 and the temporary regulations issued thereunder is extremely broad and may be read to include the Fund. Thus, the Investment Manager intends to register the Fund as a tax shelter.

                              ERISA CONSIDERATIONS

      The provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA), are extremely complex. Consequently, if you are subject to ERISA you should consult with your own advisors prior to investing in the Fund.

      A fiduciary of a pension, profit-sharing or other employee benefit plan, or an Employee Plan, subject to ERISA should consider fiduciary standards under ERISA in the context of such Employee Plan's particular circumstances before authorizing an investment of all or any portion of such Employee Plan's assets in shares of the Fund. Among other factors, such fiduciary should consider:

      o     whether the investment satisfies the prudence requirements of
            Section 404(a)(1)(B) of ERISA,
      o     whether the investment satisfies the diversification requirements of
            Section 404(a)(1)(C) of ERISA,
      o whether the investment is in accordance with the documents and instruments governing the Employee Plan as required by Section 404(a)(1)(D) of ERISA,
      o whether a prohibited transaction in violation of Section 406 of ERISA or Section 408(e)(2) or 4975 of the IRC will occur and
      o how the definition of the term "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets" affect the proposed investments.

In addition, persons who control the investments of individual retirement accounts (IRAs) should consider the applicable items listed above.

      Neither ERISA nor the IRC defines "plan assets." However, under regulations promulgated by the Department of Labor, the assets of certain pooled investment vehicles, including certain partnerships, may be treated as "plan assets." If the assets of the Fund were deemed to be "plan assets" of Employee Plans or IRAs that owned shares,

      o the prudence standards and other provisions of ERISA will extend to investments made by the Fund,
      o the person or persons who have investment discretion over the assets of Employee Plans that invest in the Fund will be liable under ERISA for investments made by the Fund that do not conform to such ERISA standards, and
      o certain transactions that the Fund might enter into in the future in the ordinary course of its business and operation might constitute prohibited transactions of an Employee Plan or IRA under ERISA and the IRC. A prohibited transaction, in addition to imposing potential personal liability upon fiduciaries of Employee Plans or IRAs, may also result in the imposition of an excise tax under the IRC upon the disqualified person participating in the prohibited transaction, or result in disqualification of the IRA.

      The Fund's assets would not be considered to be "plan assets" under ERISA and the Department of Labor regulations so long as, inter alia, the Fund's shares are "publicly-offered securities" or the Fund qualifies as a "venture capital operating company" within the meaning of such regulations. Under the regulations, an interest, such as a share, will be considered a "publicly-offered security" if:

      o     such security is widely held, freely transferable, and
      o     either:
      o part of a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 or
      o sold to a plan pursuant to an effective registration statement under the Securities Act of 1933, provided that such securities sold are thereafter registered under the Securities Exchange Act of 1934 within a specified time period.

      The Investment Manager believes that, under the regulations, Fund shares will be deemed "publicly-offered securities." Moreover, the Investment Manager also expects the Fund to qualify as a "venture capital operating company." Therefore, the Fund's underlying assets should not be deemed to be "plan assets."

                        INVESTMENT COMPANY ACT REGULATION

      The Small Business Investment Incentive Act of 1980 became law on October 21, 1980. This law modified the provisions of the Investment Company Act applicable to an entity, such as the Fund, that elects to be treated as a business development company, or a BDC. The Fund elected to be treated as a "business development company" on June 28, 2000. The Fund may not withdraw its election without first obtaining the approval of a majority in interest of its investors. The following is a brief description of the Investment Company Act. For more details, you should refer to the full text of the Investment Company Act and the rules thereunder.

      A business development company must be operated for the purpose of making investments in certain types of securities as required by the Investment Company Act. Such types include certain present and former "eligible portfolio companies" and certain bankrupt or insolvent companies. A business development company need not invest in all of the possible types of securities. Business development companies must also make available significant managerial assistance to their portfolio companies.

      An "eligible portfolio company" generally is a United States company that is not an investment company (except for wholly-owned Small Business Investment Companies licensed by the Small Business Administration) and that:

      o does not have a class of securities registered on a national securities exchange or included in the Federal Reserve Board's over-the-counter margin list,
      o is actively controlled by the relevant business development company either alone or as part of a group acting together and as an affiliate of such business development company is a member of the portfolio company's board of directors, or
      o     meets such other criteria as may be established by the SEC.

Control, under the Investment Company Act, is presumed to exist where a business development company owns 25% of the outstanding voting securities of a portfolio company.

      The Investment Company Act prohibits or restricts business development companies from investing in certain types of companies, such as brokerage firms, insurance companies, and investment banking firms. Moreover, according to the Investment Company Act, a business development company may only acquire "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment, and facilities) if, at the time of the acquisition, less than 70% of the value of its assets consists of qualifying assets. "Qualifying assets" include:

      o securities of companies that were eligible portfolio companies at the time that the business development company acquired their securities,
      o securities of bankrupt or insolvent companies that are not otherwise eligible portfolio companies,
      o securities acquired as follow-on investments in companies that were eligible at the time of the business development company's initial acquisition of their securities but are no longer eligible (provided that the business development company has maintained a substantial portion of its initial investment in those companies),
      o securities received in exchange for or distributed on or with respect to any of the foregoing, and
      o cash items, government securities, and high-quality, short-term debt.

      The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, a business development company may purchase securities in order for the securities to be considered qualifying assets.

            A business development company may, under specified conditions, issue a single class of senior debt and a single class of senior equity if its asset coverage ratio is at least 200% after the issuance of such debt or equity. As a result, distributions to Fund investors or the repurchase of any of the Fund's shares will be prohibited if the asset coverage ratio does not exceed 200% at the time of the distribution or repurchase, unless otherwise permitted under the Investment Company Act.

      After this offering, the Fund may sell its shares below the prevailing net asset value per share only with the approval of the holders of a majority of the Fund's voting securities (including a majority of the voting securities held by nonaffiliated persons) at an annual meeting. The Fund may repurchase its shares from time to time, subject to the restrictions of the Operating

Agreement and the Investment Company Act. See "Description of Limited Liability Company Interests - Share Repurchases".

      In accordance with the Investment Company Act, certain transactions involving the Fund and its affiliates (and affiliates of such affiliates) may be consummated only with the prior approval of a majority of the Independent Directors, including a majority of the Independent Directors having no financial interest in the transactions. Certain transactions involving closely affiliated persons of the Fund, including the Investment Manager, will require the prior approval of the SEC. In general, the following people must obtain the prior approval of a majority of the Independent Directors and, in some situations, the prior approval of the SEC, before engaging in certain transactions involving the Fund or any portfolio company controlled by the Fund:

      o any person who owns, controls, or holds with power to vote, more than 5% of its outstanding shares,
      o any director, executive officer, or general partner of that person, and
      o any person who directly or indirectly controls, is controlled by, or is under common control with, that person.

      The Investment Company Act generally does not restrict transactions between a business development company and its portfolio companies.

      In accordance with the Investment Company Act, a majority of the Directors are not "interested persons" as defined in the Investment Company Act.

                         REPORTS, ACCOUNTING, AND AUDIT

      We will furnish to each of you all reports required by applicable laws. You will be asked to consent to receiving these reports and all other communications of the Fund by either having access to such reports on the Fund's web site or by receiving them via electronic mail. We reserve the right to not accept the subscription of any potential investor who does not so consent. Upon receipt of such consent we will furnish you with all communications electronically until you notify us of your desire to rescind that election. You may at any time make an affirmative election not to receive information electronically. In that case, we will deliver, by first class mail, only those items required by statute or the Operating Agreement. We will file all such reports with all governmental authorities as required.

                         SELLING MATERIALS AND MARKETING

      We are making this offering only by means of this prospectus, as amended and supplemented, and any advertisements distributed by the Fund that comply with either SEC Rule 134 or SEC Rule 482. We may also use selling materials other than such advertisements if they are accompanied or preceded by the delivery (including electronic delivery) of this prospectus. We will only distribute to you selling materials that indicate that they are being distributed by the Fund or the Broker-Dealer. Use of any materials will be conditioned, if required, on filing with and clearance by appropriate regulatory authorities. Such clearance does not mean that the agency allowing use of the selling materials has passed on the merits of this offering or the accuracy or adequacy of the selling materials.

      The Broker-Dealer expects to use various means to market and promote the Fund. Such means may include direct mail, telemarketing, banner advertisements and various media channels. We will reimburse the Broker-Dealer and its affiliates for their marketing and promotional expenses, which we estimate to be [ ]% of the aggregate offering price, assuming the offering is fully subscribed. NASD rules cap our reimbursement for marketing and distribution expenses at 10% of the actual proceeds of the offering.

                                  LEGAL MATTERS

      Morgan, Lewis & Bockius LLP, which has been retained as counsel to the Fund, has passed upon certain legal matters relating to the shares offered hereby. None of the Fund, the Investment Manager or the Broker-Dealer is subject to any material pending legal proceedings.

ACCOUNTING MATTERS

            The Fund has retained Deloitte & Touche LLP to audit the Fund and assist in the preparation of quarterly and annual reports. Deloitte & Touche's principal business address is Two World Financial Center, New York, New York 10281.

                             ADDITIONAL INFORMATION

      We have filed with the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., a Registration Statement under the Securities Act of 1933, with respect to the shares offered hereby. This prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information pertaining to the Fund and the shares, you should review the Registration Statement, including the exhibits and schedules thereto. We will also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the Registration Statement and the exhibits and schedules thereto, can be inspected at the Public Reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and copies of such material may be obtained at prescribed rates. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site that contains information filed electronically with the SEC. The address of the SEC's web site is http://www.sec.gov.

                       VCVILLAGE.COM OPPORTUNITY FUND LLC
                            PART C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

      1. Financial Statements:

            Not Applicable.

      All financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present, or not present in amounts sufficient to require submission.

      2. Exhibits

            a. Certificate of Formation dated June 13, 2000, as filed with the State of Delaware on June 13, 2000 is filed herewith.
            b.    Form of Operating Agreement is filed herewith.
            c.    Not Applicable.
            d.    Not Applicable.
            e.    Not Applicable.
            f.    Not Applicable.
            g. Form of Investment Advisory Agreement with VCVillage.com Advisors, Inc. is filed herewith.
            h. Form of Distribution Agreement with VCVillage.com Securities Inc. is filed herewith.
            i.    Not Applicable.
            j.    Custody Agreement [to be filed by amendment].
            k.    Not Applicable.
            l.    Morgan, Lewis & Bockius Opinion [to be filed by amendment].
            m.    Not Applicable.
            n.    Not Applicable.
            o.    Not Applicable.
            p.    Not Applicable.
            q.    Not Applicable.
            r.    Code of Ethics [to be filed by amendment].

Item 25. Marketing Arrangements.

            Not Applicable.

Item 26. Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                                      26,400
Printing                                                                1,000
Fees and expenses of qualification under state
  securities laws (including fees of counsel)                          15,000
Accounting fees and expenses                                                0
Legal fees and expenses                                               100,000
NASD Fees                                                               5,000
Reimbursement of Broker-Dealer's Expenses                              24,000
Miscellaneous

Total

Item 27. Persons Controlled by or under Common Control with Registrant.

            Not Applicable.

Item 28. Number of Holders of Securities.

            Not Applicable.

Item 29. Indemnification.

      Under the Registrant's Operating Agreement neither the Directors nor any of their Affiliates shall be liable, responsible, or accountable in damages or otherwise to the Fund or any Fund investor for any loss or damage incurred by reason of any act performed by or omission of the Directors or such Affiliates in good faith in the furtherance of the interests of the Fund and in a manner reasonably believed by them to be within the scope of the authority granted to the Directors by this Agreement or by the Fund investors, provided that the Directors or such Affiliates were not guilty of gross negligence, misconduct, or any other breach of fiduciary duty with respect to such acts or omissions. The Fund, out of its assets and, subject to the Operating Agreement, not out of the assets of the Directors, shall, to the full extent permitted by law, indemnify and hold harmless any Director and any Director Affiliate who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including any action by or in the right of the Fund), by reason of any acts or omissions or alleged acts or omissions arising out of such Person's activities as a Director or as an Affiliate of a Director, if such activities were performed in good faith in furtherance of the interests of the Fund and in a manner reasonably believed by such Person to be within the scope of the authority conferred to the Directors by the Operating Agreement or by the Fund investors against losses, damages, or expenses for which such Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines, and amounts paid in settlements) actually and reasonably incurred by such Person in connection with such action, suit, or proceeding, so long as such Person was not guilty of gross negligence, misconduct, or any other breach of fiduciary duty with respect to such acts or omissions and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful, and provided that the satisfaction of any indemnification and any holding harmless shall be from and limited to Fund assets and no investor shall have any personal liability on account thereof.

      Notwithstanding the foregoing, none of the indemnified parties shall be indemnified for any loss or damage incurred by them in connection with any judgment entered in or settlement of any lawsuit for violations of federal or state securities laws by the indemnified parties in connection with the offer or sale of Fund Interests unless: (i) there has been a successful adjudication on the merits as a result of a trial; or (ii) such claim has been dismissed with prejudice on the merits by a court of competent jurisdiction that has been apprised of the SEC's position on indemnification. In addition, a court of competent jurisdiction must approve any such indemnification for securities law violations. The Fund may purchase liability insurance that insures the indemnified parties against any liabilities as to which such parties are permitted to be indemnified pursuant to the provisions of Section [ ] of the Operating Agreement. However, the Fund may not incur the cost of that portion of liability insurance which insures the indemnified parties for any liability as to which the indemnified parties are prohibited from being indemnified under Section [ ] of the Operating Agreement.

Item 30. Business and Other Connections of Investment Advisers.

      [Bios of officers and Directors to be inserted by amendment.]

Item 31. Location of Accounts and Records.

            Records are located at the offices of the Fund: 325 W. 38th Street, Suite 1504, NY, NY 10018

Item 32. Management Service.

            Not Applicable.

Item 33. Undertakings.

      1. Registrant hereby undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in such prospectus.

      2. Not Applicable.

      3. Not Applicable.

      4. Registrant hereby undertakes:

            a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

                  i. to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933,
                  ii. to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and
                  iii. to include any material information with respect to the plan of distribution not previously;

            b. that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

            c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      5. Not Applicable.

      6. Not Applicable.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 28th day of June, 2000.


/s/ Daniel Bendheim
------------------------------
Name:  Daniel Bendheim
Title: President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ Daniel Bendheim                         June 28, 2000
------------------------------              ----------------------------
Name: Daniel Bendheim                       Date:
Title: President

                                 Exhibit Index

            a. Certificate of Formation dated June 13, 2000, as filed with the State of Delaware on June 13, 2000 is filed herewith.
            b.    Form of Operating Agreement is filed herewith.
            c.    Not Applicable.
            d.    Not Applicable.
            e.    Not Applicable.
            f.    Not Applicable.
            g. Form of Investment Advisory Agreement with VCVillage.com Advisors, Inc. is filed herewith.
            h. Form of Distribution Agreement with VCVillage.com Securities Inc. is filed herewith.
            i.    Not Applicable.
            j.    Custody Agreement [to be filed by amendment].
            k.    Not Applicable.
            l.    Morgan, Lewis & Bockius Opinion [to be filed by amendment].
            m.    Not Applicable.
            n.    Not Applicable.
            o.    Not Applicable.
            p.    Not Applicable.
            q.    Not Applicable.
            r.    Code of Ethics [to be filed by amendment].